SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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NAVIDEA BIOPHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2012 ANNUAL MEETING OF STOCKHOLDERS

July 10, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Navidea Biopharmaceuticals, Inc., which will be held at 9:00 a.m., Eastern Daylight Time, on August 14, 2012, at The Conference Center at OCLC, 6600 Kilgour Place, Dublin, Ohio 43017 (phone: 614-764-6000). The matters on the meeting agenda are described in the Notice of 2012 Annual Meeting of Stockholders and proxy statement which accompany this letter.

We hope you will be able to attend the meeting, but regardless of your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.

Very truly yours,

/s/ Mark J. Pykett

Mark J. Pykett
President and Chief Executive Officer

NAVIDEA BIOPHARMACEUTICALS, INC.

425 Metro Place North, Suite 450

Dublin, Ohio 43017

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

NAVIDEA BIOPHARMACEUTICALS, INC.:

The Annual Meeting of the Stockholders of Navidea Biopharmaceuticals, Inc., a Delaware corporation (the Company), will be held at The Conference Center at OCLC, 6600 Kilgour Place, Dublin, Ohio 43017 (phone: 614-764-6000), on August 14, 2012, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect one director, to serve for a term of three years and until his successor is duly elected and qualified;

2.	To approve and amend the Company’s Amended and Restated 2002 Stock Incentive Plan;

3.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2012; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 26, 2012, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 14, 2012: The proxy statement and annual report to security holders is available at http://navideabiopharmaceuticals.investorroom.com.

Whether or not you plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy card in the envelope provided or take advantage of the opportunity to vote your proxy online.

By Order of the Board of Directors

/s/ Mark J. Pykett

Mark J. Pykett
President and Chief Executive Officer

Dublin, Ohio

July 10, 2012

NAVIDEA BIOPHARMACEUTICALS, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

August 14, 2012

PROXY STATEMENT

Dated July 10, 2012

GENERAL INFORMATION

Date, Time and Place of Annual Meeting. The Annual Meeting of the Stockholders of Navidea Biopharmaceuticals, Inc. will be held at The Conference Center at OCLC, 6600 Kilgour Place, Dublin, Ohio 43017 (phone: 614-764-6000), on August 14, 2012, at 9:00 a.m., Eastern Daylight Time.

Solicitation. This proxy statement is furnished to the stockholders of Navidea Biopharmaceuticals, Inc., a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Company’s 2012 Annual Meeting of Stockholders to be held on August 14, 2012, and any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about July 10, 2012. All expenses in connection with this solicitation of proxies will be paid by us. Proxies will be solicited principally by mail, but directors, officers and certain other individuals authorized by us may personally solicit proxies. We will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners.

Company Address. The mailing address of our principal executive offices is 425 Metro Place North, Suite 450, Dublin, Ohio 43017.

Voting Rights. Stockholders of record at the close of business on June 26, 2012 (the Record Date), are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 96,809,622 shares of common stock, par value $0.001 per share (Common Stock) outstanding. Each holder of Common Stock of record on June 26, 2012, is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

Authorization. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly completed, signed, and received by us. The proxy will be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof. If you are a holder of record and you sign, date, and send in your proxy but do not indicate how you want to vote, your proxy will be voted “For” each of the proposals to be voted on at the Annual Meeting.

Revocation. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting. Please note, however, if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Tabulation. Under Section 216 of the Delaware General Corporation Law (DGCL) and our bylaws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum even though they are marked as “Abstain,” “Against” or “Withhold Authority” on one or more, or all matters, or they are not marked at all. Brokers, banks, or other nominees who hold their customers’ shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such brokers, banks, or other nominees are members, sign and submit proxies for such shares and may vote such shares on routine matters. The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm is considered a routine matter. Brokers, banks, or other nominees may not vote on matters considered non-routine without specific instructions from the customer who owns the shares. The proposals to elect a director and approve and amend the Amended and Restated 2002 Stock Incentive Plan (the 2002 Plan) are not considered routine matters. Proxies signed and submitted by brokers, banks, or other nominees that have not been voted on certain matters are referred to as broker non-votes. Such proxies count toward the establishment of a quorum. We encourage you to provide voting instructions to any broker, bank or other nominee that holds your shares by carefully following the instructions provided in the notice from such entity.

Under Section 216 of the DGCL and our bylaws, the election of the director nominee requires the favorable vote of a plurality of all votes cast by the holders of our Common Stock at a meeting at which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward a nominee’s achievement of a plurality and, thus, will have no effect.

Under Section 216 of the DGCL and our bylaws, the proposal to approve and amend the 2002 Plan requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote “Against” the proposal. Broker non-votes are disregarded and will have no effect.

The ratification of BDO USA, LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote “Against” the proposal. Broker non-votes are disregarded and will have no effect.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker, or other nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Changes in regulation were made to take away the ability of your bank, broker, or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. If you hold your shares in street name and you do not instruct your bank, broker, or other nominee how to vote, no votes will be cast on your behalf for any of the proposals to be considered at the Annual Meeting; except, your bank, broker, or other nominee will continue to have discretion to vote any uninstructed shares on the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

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PROPOSAL NO. 1 – ELECTION OF DIRECTOR

Nominee for Election as Director

We presently have six directors on our Board of Directors, comprised of three classes containing one director, two directors, and three directors, respectively, with terms expiring at the Annual Meetings in 2012, 2013, and 2014, respectively. At the Annual Meeting, the nominee to the Board of Directors receiving the highest number of votes will be elected as director to a term of three years expiring in 2015.

Our Board of Directors has nominated Gordon A. Troup for election as a director to serve for a term of three years.

Only “For” or “Withhold Authority” votes are counted in determining whether a plurality has been cast in favor of a director nominee. You cannot abstain in the election of a director, and broker non-votes are not counted. We have no reason to believe that the nominee will not stand for election or serve as a director. In the event that the nominee fails to stand for election, the proxies will be voted for the election of another person designated by the persons named in the proxy. See the section entitled “General Information–Tabulation."

The Board of Directors has nominated the following person to serve as director of the Company until the 2015 Annual Meeting:

Gordon A. Troup, age 58, has served as a director of our Company since July 2008. Mr. Troup served as President of the Nuclear Pharmacy Services business at Cardinal Health, Inc. (Cardinal Health), a multinational medical products and services company, from January 2003 until his retirement in December 2007. Mr. Troup joined Cardinal Health in 1990 and was appointed Group President of Pharmaceutical Distribution and Specialty Distribution Services in 1999. Prior to joining Cardinal Health, Mr. Troup was employed for 10 years by American Hospital Supply Corporation and 3 years by Zellerbach Paper, a Mead Company. Mr. Troup has a B.S. degree in Business Management from San Diego State University. Mr. Troup is a member of several national healthcare trade organizations and is a board member for several privately held companies. Mr. Troup’s education and business management experience in the pharmaceutical industry qualify him to continue serving as a member of the Board of Directors.

The Board of Directors unanimously recommends a vote FOR the director nominee named above.

Directors whose terms continue until the 2014 Annual Meeting:

Peter F. Drake, Ph.D., age 58, has served as a director of our Company since April 2011. Dr. Drake is currently the managing general partner of Mayflower Partners, a healthcare investment fund. Dr. Drake began his career as a biotechnology analyst at Kidder, Peabody and Co. where he became a partner and head of the Healthcare Research Group. In 1988, Dr. Drake co-founded Vector Securities International, an investment banking firm specializing in the life sciences industry, where he was Executive Vice President and Director of Research. In 1993, Dr. Drake co-founded Vector Fund Management, a life sciences venture fund, and Deerfield Management, a healthcare hedge fund. In 1999, Vector Securities International was purchased by Prudential Securities, where he was a Managing Director and Head of Healthcare Research. Dr. Drake has served on the board of directors of Penwest Pharmaceuticals, a publicly traded specialty pharmaceutical company, which was purchased in 2010. He currently is a board member of Trustmark Insurance, a mutual insurance company; Rodman and Renshaw, a publicly traded investment banking firm; and Cortex Pharmaceuticals, a public neuroscience company. Dr. Drake received his undergraduate degree from Bowdoin College, and his Ph.D. in neurobiology and biochemistry from Bryn Mawr College. Dr. Drake’s education and business management experience in investment banking and biotechnology and healthcare research qualify him to continue serving as a member of the Board of Directors.

Jess Emery Jones, M.D., age 33, has served as a director of our Company since April 2011. He is currently the Chief Executive Officer of AngioLight, Inc. (formerly CorNova, Inc.). In addition to AngioLight, Dr. Jones is the Chief Executive Officer of NewCardio, Inc. Dr. Jones is also on the boards of directors of AngioLight, NewCardio, and NovaRay Inc. From October 2006 to January 2011, Dr. Jones worked with Vision Capital Advisors, LLC in New York City as the Director of Healthcare Investing, analyzing investment opportunities in the biotech, pharmaceutical, medical technology, and medical services fields, and assisted companies in the implementation of their business plans. From 2001 to 2007, Dr. Jones attended Columbia College of Physicians & Surgeons in New York City, where he received his medical degree in May 2007. In 2005, while attending Columbia Medical School in New York City, Dr. Jones was awarded an American Heart Association - Medical Student Research Fellowship to study post-stroke inflammatory mediators in the Department of Neurosurgery. Additionally, Dr. Jones earned a B.A. degree from the University of Utah in 2001 and an M.B.A. from Columbia Business School in May 2007. Dr. Jones’ education and business management experience in business strategy and operations and his medical training qualify him to continue serving as a member of the Board of Directors.

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Mark J. Pykett, V.M.D., Ph.D., age 48, has served as a director of our Company since August 2011 and as President and Chief Executive Officer of Navidea since April 2011. Prior to joining Navidea as Executive Vice President and Chief Development Officer in November 2010, Dr. Pykett served as Founding CEO of Talaris Advisors LLC, a strategic drug-development company serving the biotech industry, from 2009 to November 2010. Prior to Talaris, Dr. Pykett was President and Chief Operating Officer of Alseres Pharmaceuticals, Inc. (formerly Boston Life Sciences, Inc.), President and a Director of CyGenics, President of Cordlife, and President and Chief Executive Officer and a director of Cytomatrix. Dr. Pykett has also served on the boards of directors of several public, private and not-for-profit organizations. Dr. Pykett also was an adjunct lecturer in cancer biology at Harvard University’s School of Public Health and served on Northeastern University’s Center for Enterprise Growth Corporate Advisory Board. Dr. Pykett graduated Phi Beta Kappa, Summa Cum Laude from Amherst College, holds a veterinary degree, Phi Zeta, Summa Cum Laude, a Ph.D. in molecular biology from the University of Pennsylvania, and an M.B.A., Beta Gamma Sigma, from Northeastern University. In addition, Dr. Pykett completed post-doctoral fellowships at the University of Pennsylvania and Harvard University. Dr. Pykett’s education and business management experience in the pharmaceutical industry, including as a chief executive officer, qualify him to continue serving as a member of the Board of Directors.

Directors whose terms continue until the 2013 Annual Meeting:

Brendan A. Ford, age 54, has served as a director of our Company since July 2010. Since 2007, Mr. Ford is has been a partner in Talisman Capital Partners, a private investment partnership focusing on middle-market companies. From 1991 through 2007, Mr. Ford served in various executive positions including Executive Vice President, Business Development and Corporate Strategy with Cardinal Health, Inc., primarily in capacities related to mergers, acquisitions and related strategic activities, and was involved in over $19 billion in acquisition and disposition transactions for Cardinal Health. Prior to his service with Cardinal Health, Mr. Ford practiced law with Baker and Hostetler from 1986 to 1991. From 1980 to 1983, Mr. Ford was employed by Touche Ross LLP as a certified public accountant. Mr. Ford has a B.S. in Business from Miami University, and a J.D. from The Ohio State University. Mr. Ford serves as a director and board committee member for several privately held companies. Mr. Ford’s education and business management experience in the areas of development and strategy and his legal training qualify him to continue serving as a member of the Board of Directors.

Eric K. Rowinsky, M.D., age 55, has served as a director of our Company since July 2010. In 2012, Dr. Rowinsky began serving as the Head of Research and Development, Chief Medical Officer, and Executive Vice President of Stemline Therapeutics, Inc., a discovery- and development-stage biotechnology company. In 2010, Dr. Rowinsky also co-founded Primrose Therapeutics, a start-up biotechnology company which was acquired in September 2011, and was a consultant in the area of new cancer drug development. From 2005 to December 2009, he served as the Chief Medical Officer and Executive Vice President of Clinical Development, Medical Affairs and Regulatory Affairs of ImClone Systems Incorporated, a life sciences company, and was a principal consultant to the Lilly-ImClone Oncology Business Unit in 2010. Prior to that, Dr. Rowinsky held several positions at the Cancer Therapy & Research Center’s Institute of Drug Development, including Director of the Institute, Director of Clinical Research and SBC Endowed Chair for Early Drug Development, and concurrently served as Clinical Professor of Medicine in the Division of Medical Oncology at the University of Texas Health Science Center at San Antonio. Dr. Rowinsky was an Associate Professor of Oncology at the Johns Hopkins University School of Medicine and on active staff at the Johns Hopkins School of Medicine from 1987 to 1996. Dr. Rowinsky is a member of the boards of directors of Biogen Idec, Inc. and of Coronado Biosciences, Inc., publicly held life sciences companies. Dr. Rowinsky serves on the Compensation Committee at Biogen Idec. During the past five years, Dr. Rowinsky has also served as a director of Tapestry Pharmaceuticals, Inc. and ADVENTRX Pharmaceuticals, Inc., publicly-held life sciences companies. Dr. Rowinsky has extensive research and drug development experience, oncology expertise and broad scientific and medical knowledge. Dr. Rowinsky’s education and medical training, including his experience and expertise with respect to drug development and oncology, qualify him to continue serving as a member of the Board of Directors.

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PROPOSAL NO. 2 – THE FOURTH AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN

Introduction

Our Board and the Compensation, Nominating and Governance (CNG) Committee believe that awards linked to common stock and awards with terms tied to Company performance can provide incentives for the achievement of important performance objectives and promote the long-term success of our Company. Therefore, they view the Amended and Restated 2002 Stock Incentive Plan (the 2002 Plan) as a key element of our Company’s overall compensation program. Accordingly, we are asking our stockholders to approve:

•	the 2002 Plan, so that we may grant awards to eligible participants that are exempt from the deduction limits that would otherwise apply under Section 162(m) of the Internal Revenue Code, referred to as Section 162(m);

•	an amendment to the 2002 Plan to increase the aggregate number of shares of our Common Stock available under the 2002 Plan from 10,000,000 to 12,000,000 shares;

•	an amendment to increase the limit for the number of shares underlying Awards under the 2002 Plan that any participant may receive in any performance period from 500,000 to no more than 750,000;

•	an amendment to clarify that non-employee Directors are eligible to receive restricted stock awards under the 2002 Plan; and

•	an amendment to add language to the 2002 Plan to ensure the 2002 Plan is construed and applied in a manner consistent with Section 409A of the Internal Revenue Code (the Code).

Background

As of June 26, 2012, and prior to the requested share increase, there were 943,644 shares available for issuance as future awards under the 2002 Plan. The purpose of the proposed share increase is to secure an adequate number of shares under the 2002 Plan to be able to continue to provide appropriate equity incentive to employees, consultants, and non-employee directors in future years.

The Board seeks approval of the 2002 Plan by stockholders in order to meet requirements of the NYSE MKT and to satisfy requirements of tax law to preserve our Company’s ability to claim tax deductions for compensation to executive officers. In addition, the Board regards stockholder approval of the 2002 Plan as desirable and consistent with corporate governance best practices.

In light of the foregoing, the 2002 Plan is being submitted to stockholders for approval at the 2012 Annual Meeting. Our Board of Directors unanimously approved the proposed amendments to the 2002 Plan on June 25, 2012. This summary of the principal features of the 2002 Plan is qualified in its entirety by the full text of the 2002 Plan, which we have attached to this proxy statement as Appendix A and which we incorporate herein by reference.

Purpose

The 2002 Plan is intended to further the growth and profitability of the Company by providing increased incentives to and encourage share ownership on the part of (a) certain employees of the Company and its affiliates (Employees), (b) consultants who provide significant services to the Company and its affiliates (Consultants), and (c) directors of the Company who are employees of neither the Company nor any affiliate (Non-employee Directors).

General

The 2002 Plan permits the granting of stock options, stock appreciation rights, restricted stock awards, performance units and performance shares (collectively, Awards) to eligible participants. If our stockholders approve the amendment to the 2002 Plan at the annual meeting, the maximum number of shares of our Common Stock which will be issued pursuant to the 2002 Plan will be 12,000,000 shares. The market value of the 12,000,000 shares of our Common Stock to be subject to the 2002 Plan was approximately $42.5 million based on the closing price of our stock on June 26, 2012. If an Award expires or is canceled without having been fully exercised or vested, the unvested or canceled shares will be available again for grants of Awards.

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Administration of the 2002 Plan

The 2002 Plan is administered by the CNG Committee. The members of the CNG Committee must qualify as “non-employee directors” under Rule 16b-3 under the Securities Exchange Act of 1934 (“Rule 16b-3”), and as “outside directors” under section 162(m) of the Code. Subject to the terms of the 2002 Plan, the CNG Committee has the sole discretion to determine the employees and consultants who shall be granted Awards, the terms and conditions of such Awards, and to construe and interpret the 2002 Plan. The CNG Committee also is responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transactions such as stock splits or stock dividends. The CNG Committee may delegate its authority to one or more directors or officers; provided, however, that the CNG Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the 2002 Plan’s qualification under Section 162(m) of the Code or Rule 16b-3. The Board of Directors may amend or terminate the 2002 Plan at any time and for any reason, but to the extent required under Rule 16b-3, material amendments to the 2002 Plan must be approved by stockholders.

Eligibility to Receive Awards

Management, employees and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the Company) are eligible to be selected to receive one or more Awards. The estimated number of eligible participants is approximately 50 persons. The actual number of employees and consultants who will receive Awards under the 2002 Plan cannot be determined because eligibility for participation in the Plan is at the discretion of the CNG Committee. If our stockholders approve the amendment to the 2002 Plan at the annual meeting, no participant may receive Awards covering more than 750,000 shares under the 2002 Plan in any performance period. The 2002 Plan also permits Non-employee Directors to elect to receive all or part of their annual retainer in shares of the Company’s Common Stock, and clarifies that Non-employee Directors are permitted to receive restricted stock under the 2002 Plan.

Awards to Covered Officers

For each performance period, the CNG Committee will designate, prior to the completion of 25% of the period (or such earlier or later date as is permitted or required by Section 162(m) of the Code), which executive officers are deemed to be “Covered Officers,” the deductibility of whose compensation may be limited by Section 162(m) of the Code. All Awards to Covered Officers must be made in a manner that allows for the full deductibility of the Award by the Company. In general, options granted at fair market value will qualify. All other Awards must be contingent on the achievement of one or more “performance goals,” based on the business criteria of the type defined in the 2002 Plan, in amounts determined by the CNG Committee prior to the completion of 25% of the performance period (or such earlier or later date as is permitted or required by Section 162(m) of the Code). Extraordinary events, as defined in the 2002 Plan, will either be excluded or included in determining whether performance goals are achieved, whichever will produce the higher Award. The CNG Committee does, however, have the discretion to reduce or eliminate the amount of any Award, taking into consideration extraordinary events or other factors. In no event can an Award under the 2002 Plan to a Covered Officer be increased. Awards may be paid to Covered Officers only after the CNG Committee has certified in writing that the performance goals have been achieved.

Options

The CNG Committee may grant incentive stock options, which entitle the holder to favorable tax treatment, and/or nonqualified stock options. The number of shares covered by each option is determined by the CNG Committee. The price of the shares of the Company’s Common Stock subject to each option is set by the CNG Committee but cannot be less than 25% of the fair market value of the shares on the date of grant. In addition, the exercise price of an incentive stock option must be at least 100% of fair market value on the grant date or 110% of fair market value if the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

The exercise price of each option must be paid in full at the time of exercise. The CNG Committee also may permit payment through the tender of shares of the Company’s Common Stock already owned by the participant, or by any other means which the CNG Committee determines to be consistent with the 2002 Plan’s purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise.

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Options become exercisable and terminate at the times and on the terms established by the CNG Committee, but options generally may not expire later than 10 years after the date of grant.

Stock Appreciation Rights

Stock appreciation rights (SARs) may be granted as a separate Award or together with an option. Upon exercise of a SAR, the participant will receive a payment from the Company equal to: (1) the excess of the fair market value of a share on the date of exercise over the exercise price, times (2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash, shares of the Company’s Common Stock, or a combination of both, as determined by the CNG Committee. The number of shares covered by each SAR is determined by the CNG Committee. The CNG Committee also determines the other terms and conditions of each SAR. SARs expire at the times established by the CNG Committee, but subject to the same maximum time limits as are applicable to employee options granted under the 2002 Plan.

Restricted Stock Awards

Restricted stock awards are shares of the Company’s Common Stock which vest in accordance with terms established by the CNG Committee in its discretion. For example, the CNG Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities.

Performance Units and Performance Shares

Performance units and performance shares are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the CNG Committee at or before the time of its grant. A performance share has an initial value equal to the fair market value of a share of the Company’s Common Stock on the date of grant. Whether a performance unit or share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the CNG Committee are satisfied. The applicable performance goals and all other terms and conditions of the Award are determined by the CNG Committee. After a performance unit or share has vested, that is, after the applicable performance goal or goals have been achieved, the participant will be entitled to a payment of cash and/or Common Stock, as determined by the CNG Committee. The CNG Committee also may waive the achievement of any performance goals for any performance units or shares, but not for executive officers.

Non-Employee Director Options and Stock

The 2002 Plan also provides for the grant of stock options to Non-employee Directors. The exercise price of each Non-employee Director option will be no less than twenty five percent (25%) of the fair market value of the shares on the date of grant. Each such option becomes exercisable one year after the date of grant, assuming continuous service as a Non-employee Director.

All options granted to Non-employee Directors will expire ten years after the date of grant. If a director terminates service on the Board prior to an option’s normal expiration date, the option will terminate three months after termination of service for any reason other than death, disability or retirement, but not later than the original maximum term of the option. Options will expire one year after termination on account of retirement, disability or death. The Non-employee Director provisions of the 2002 Plan are administered by the Board of Directors rather than the CNG Committee.

The 2002 Plan also permits each Non-employee Director to elect to forego receipt of all or a portion of the director’s meeting fees in exchange for shares of the Company’s Common Stock having a fair market value equal to the amount of foregone compensation. The number of shares received is determined by dividing the amount of foregone compensation by the fair market value of a share on the date that the compensation otherwise would have been paid.

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Forfeiture

If a participant or former participant engages in a breach of conduct, including conduct prejudicial to or in conflict with the Company or an affiliate or competes with the Company, all outstanding and unexercised Awards may be cancelled and terminated. In addition, participants may have to reimburse the Company for any gain realized or payment received upon the exercise or payment of an Award within one year of the harmful behavior.

Awards to be Granted to Certain Individuals and Groups

As described above, the CNG Committee has discretion to determine the number and type of Awards to be granted to any employee or consultant. Accordingly, the actual number and type of Awards to be granted in the future is not determinable.

Nontransferability of Options

Except for nonqualified stock options, Awards granted under the 2002 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Nonqualified stock options may be transferred for no consideration to family members or to trusts or other entities for their benefit, or to other persons, if approved by the CNG Committee.

Tax Aspects

Based on management’s understanding of current federal income tax laws, the tax consequences of the grant of Awards under the 2002 Plan are, subject to the discussion regarding section 409A of the Code, generally as follows:

A recipient of an option or SAR granted under the 2002 Plan will not have regular taxable income at the time of grant.

Upon exercise of a nonqualified stock option or SAR, the optionee or SAR holder generally must recognize taxable income in an amount equal to the fair market value on the date of exercise of the shares exercised, minus the exercise price. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be capital gain or loss. The Company generally will receive a tax deduction in connection with the exercise of a nonqualified stock option or SAR equal to the ordinary income recognized by the participant.

Upon exercise of an incentive stock option, the optionee generally will not be required to recognize any regular taxable income on account of such exercise, assuming the requirements of IRC Section 422 are satisfied. The difference between the fair market value of the stock on the date of exercise and the exercise price, however, is an item of adjustment that must be taken into account when calculating federal alternative minimum tax. The Company generally receives no deduction in connection with the grant or exercise of incentive stock options. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for specified holding periods.

A participant who receives restricted stock or performance units or shares will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares or units vest. Alternatively, with respect to restricted stock, a participant may elect under section 83(b) of the Code to be taxed at the time of receipt. In all cases, the amount of ordinary income recognized by the participant, and the deduction recognized by the Company, will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares. In general, any gain recognized thereafter will be capital gain.

At the discretion of the CNG Committee, a participant may satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares withheld, or by delivering to the Company already-owned shares, having a value equal to the amount required to be withheld.

The Company generally will be entitled to a tax deduction in connection with an Award made under the 2002 Plan only to the extent that the participant recognizes ordinary income from the Award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to the three most highly compensated executive officers excluding the Chief Executive Officer and Chief Financial Officer. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as “performance-based” compensation under section 162(m) of the Code. The 2002 Plan has been designed so that Awards to Covered Officers should qualify as performance-based compensation under section 162(m) of the Code.

8

This tax discussion assumes that nonqualified stock options as well as SARs are granted with an exercise price equal to the fair market value on the date of grant so as to be exempt from section 409A of the Code. Section 409A of the Code provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts.

The Plan generally has been designed so that Awards are either intended to comply with, or are exempt from coverage of, section 409A of the Code. The Company intends to continue to review the terms of the Plan and may, subject to the terms of the Plan, adopt additional amendments to comply with current and additional guidance issued under Section 409A of the Code. However, if an Award fails to meet or is not granted in compliance with these new requirements, the Award may be subject to an additional 20% tax, interest, and applicable withholding and employment taxes.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2011, concerning shares of our Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

(c)
Number of
Securities
	(a)		Remaining
	Number of	(b)	Available for
	Securities to be	Weighted-	Issuance Under
	Issued Upon	Average Exercise	Equity
	Exercise of	Price of	Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options,	Options,	Securities
	Warrants and	Warrants and	Reflected in
	Rights	Rights	Column (a))

Equity compensation plans approved by security holders(1)	3,315,000	$1.02	2,351,177

Equity compensation plans not approved by security holders	—	—	—

Total	3,315,000	$1.02	2,351,177

(1)	Our stockholders ratified the Third Amended and Restated 2002 Stock Incentive Plan at the 2011 Annual Meeting of Stockholders held on August 15, 2011, which (1) increased the total number of shares available for grant under the plan to 10,000,000 shares; and (2) extended the expiration date for the plan from March 7, 2012, to March 7, 2015.

Required Vote

Approval of the amendment to the 2002 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends that our stockholders vote “FOR” the proposal to approve and amend the Company’s Amended and Restated 2002 Stock Incentive Plan.

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PROPOSAL NO. 3 – RATIFICATION OF THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP (BDO) was engaged as the Company’s principal accountant on September 27, 2005, and has audited the Company’s financial statements for each of the seven fiscal years in the period ended December 31, 2011. The Audit Committee has selected BDO as the Company’s independent registered public accounting firm for purposes of auditing our financial statements for the current fiscal year ending December 31, 2012. Although not required, the Board of Directors is submitting its selection to the stockholders of the Company for ratification. The Board of Directors will reconsider the appointment of BDO if its selection is not ratified by the stockholders. A representative of BDO is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders.

The Board of Directors recommends that our stockholders vote “FOR” ratification of the appointment of BDO.

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Information Concerning the Board of Directors

and Executive Officers

Directors

Set forth below are the names and committee assignments of the persons who constitute our Board of Directors.

Name	Age	Committee(s)

Peter F. Drake, Ph.D.	58	Audit; Compensation, Nominating and Governance (Chairman)

Brendan A. Ford	54	Audit (Chairman); Compensation, Nominating and Governance

Jess Emery Jones, M.D.	33	Audit; Compensation, Nominating and Governance

Mark J. Pykett, V.M.D., Ph.D.	48	—

Eric K. Rowinsky, M.D.	55	—

Gordon A. Troup	58	Audit

Director Qualifications

The Board of Directors believes that individuals who serve on the Board should have demonstrated notable or significant achievements in their respective field; should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for Board members which are important to our business and its future:

•	General Management. Directors who have served in senior leadership positions are important to us as they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on our Board of Directors, are enhanced by their leadership experience developed at businesses or organizations that operated on a global scale, faced significant competition, or involved other evolving business models.

•	Industry Knowledge. Because we are a pharmaceutical development company, education or experience in our industry, including medicine, pharmaceutical development, distribution, or the regulatory environment, is important because such experience assists our directors in understanding and advising our Company.

•	Business Development/Strategic Planning. Directors who have a background in strategic planning, business development, mergers and acquisitions, and teamwork and process improvement provide insight into developing and implementing strategies for growing our business.

•	Finance/Accounting/Control. Knowledge of capital markets, capital structure, financial control, audit, reporting, financial planning, and forecasting are important qualities of our directors because such qualities assist in understanding, advising, and overseeing our Company’s capital structure, financing and investing activities, financial reporting, and internal control of such activities.

•	Board Experience/Governance. Directors who have served on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relations of a board to the chief executive officer and other management personnel, the importance of particular agenda and oversight matters, and oversight of a changing mix of strategic, operational, and compliance-related matters.

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Board of Directors Meetings

Our Board of Directors held a total of 24 meetings in the fiscal year ended December 31, 2011, and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he served. It is our policy that all directors attend the Annual Meeting of Stockholders. However, conflicts and unforeseen events may prevent the attendance of a director, or directors. All members of our Board of Directors attended the 2011 Annual Meeting of Stockholders.

Board of Directors Leadership Structure and Role in Risk Oversight

Our Board of Directors has determined that it is in the best interests of the Company and its stockholders that the roles of Chairman of the Board and Chief Executive Officer be held by different individuals within our organization. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides strategic guidance and presides over meetings of the full Board of Directors. The Board of Directors believes that this structure helps facilitate the role of the independent directors in the oversight of the Company and the active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board of Directors. The Chairman of the Board also acts as a key liaison between the Board of Directors and management. Moreover, in addition to feedback provided during the course of meetings of the Board of Directors, our independent directors have executive sessions led by the Chairman of the Board. Our Chairman of the Board acts as a liaison between the independent directors and the Chief Executive Officer regarding any specific feedback or issues following an executive session of independent directors, provides the Chief Executive Officer with input regarding agenda items for Board of Director and committee meetings, and coordinates with the Chief Executive Officer regarding information to be provided to the independent directors in performing their duties.

Our Chief Executive Officer and senior management are responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management, including general oversight of (i) the financial exposure of the Company, (ii) risk exposure as related to overall company portfolio and impact on earnings, (iii) oversight for information technology security and risk, and (iv) all systems, processes, and organizational structures and people responsible for finance and risk functions. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk management issues. Financial risks are overseen by the Audit Committee which meets with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures. Compensation risks are overseen by the CNG Committee.

Members of the Company’s senior management report to the full Board of Directors about their areas of responsibility, including reports regarding risk within such area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting of risks is conducted as needed or as requested by the Board of Directors or committee.

Independence

Our Board of Directors has adopted the definition of “independence” as described under the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) Section 301, Rule 10A-3 under the Securities Exchange Act of 1934 (the Exchange Act) and Section 803A of the NYSE MKT Company Guide. Our Board of Directors has determined that Messrs. Ford and Troup, and Drs. Drake and Jones, meet the independence requirements. Mr. Aschinger, Dr. Johnson, and Mr. Miller met the independence requirements prior to their retirement effective August 15, 2011.

Compensation, Nominating and Governance Committee

The members of the CNG Committee are Peter F. Drake (Chairman), Brendan A. Ford, and Jess Emery Jones, each of whom is “independent” under the NYSE MKT rules referenced above. Messrs. Drake and Jones became members of the CNG Committee on August 15, 2011. Carl J. Aschinger, Jr. was a member of the CNG Committee until his service on the Board of Directors ended as of the date of the 2011 annual meeting of stockholders, and Eric K. Rowinsky, M.D., was a member of the CNG Committee until July 31, 2011. The CNG Committee held six meetings in the fiscal year ended December 31, 2011. The Board of Directors adopted a written CNG Committee Charter on October 26, 2006, and amended and restated the Charter on March 1, 2007, and again on February 26, 2009. A copy of the CNG Committee Charter, as amended, is posted on the Company’s website at www.navidea.com.

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The CNG Committee: (1) discharges the Board of Directors’ responsibilities relating to the compensation of our directors, executive officers and associates; (2) identifies and recommends to our Board of Directors nominees for election to the Board; and (3) assists our Board of Directors in the implementation of sound corporate governance principles and practices.

With respect to its compensation functions, the Committee’s purpose is to:

•	Evaluate and approve executive officer compensation and review and make recommendations to the Board with respect to director compensation, including incentive or equity-based compensation plans;

•	Review and evaluate any discussion and analysis of executive officer and director compensation included in the Company’s annual report or proxy statement, and prepare and approve any report on executive officer and director compensation for inclusion in the Company’s annual report or proxy statement required by applicable rules and regulations; and

•	Monitor and evaluate, at the Committee’s discretion, matters relating to the compensation and benefits structure of the Company and such other domestic and foreign subsidiaries or affiliates, as it deems appropriate.

The Committee strives to provide fair compensation to executive officers based on their performance and contribution to the Company and to provide incentives that attract and retain key executives, instill a long-term commitment to the Company, and develop a sense of pride and Company ownership, all in a manner consistent with stockholder interests. In addition, the Committee strives to provide fair compensation to directors, taking into consideration compensation paid to directors of comparable companies and the specific duties of each director.

With respect to its nominating and governance functions, the Committee’s purpose is to:

•	Assist the Board of Directors by identifying individuals qualified to become Board members, and recommend to the Board of Directors the director nominees whenever directors are to be appointed or elected, whether at the next annual meeting of stockholders or otherwise;

•	Review the qualifications and independence of the members of the Board of Directors and its various committees on a periodic basis and make any recommendations to the Board of Directors which the Committee may deem appropriate concerning any recommended changes in the composition or membership of the Board of Directors, or any of its committees;

•	Develop and recommend to the Board of Directors any policies it may deem appropriate with regard to consideration of director candidates to be recommended to security holders;

•	Develop and recommend to the Board of Directors corporate governance principles applicable to the Company;

•	Conduct the annual review of the performance of the Board of Directors, the committees of the Board of Directors and Company’s executive management;

•	Recommend to the Board of Directors director nominees for each committee; and

•	Develop and recommend to the Board of Directors any policies or processes it may deem appropriate for security holders to send communications to the Board of Directors.

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Our directors play a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of stockholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees; however, how a specific nominee contributes to the diversity of the Board of Directors is considered by the Committee in determining candidates for the Board. The Committee and the Board consider diversity by identifying a nominee’s experience and background and determining how such experience and background will complement the overall makeup of the Board. The Committee and the Board prefer nominees who will contribute to a board that is diverse in terms of business training, experience across a range of industries, leadership, background, and education.

Our Board of Directors will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible director candidates to be considered by our Board of Directors:

•	such recommendations must be provided to the Board of Directors c/o Brent L. Larson, Navidea Biopharmaceuticals, Inc., 425 Metro Place North, Suite 450, Dublin, Ohio 43017, in writing at least 120 days prior to the one year anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting;

•	the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended;

•	the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate; and

•	the stockholder must follow the procedures set forth in Article III, Section 2 of our Bylaws.

Audit Committee

The Audit Committee of the Board of Directors selects our independent registered public accounting firm with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting and the adequacy of our internal control procedures. The members of our Audit Committee are: Brendan A. Ford (Chairman), Peter F. Drake, Jess Emery Jones, and Gordon A. Troup, each of whom is “independent” under Section 803A of the NYSE MKT Company Guide. Messrs. Drake and Jones became members of the Audit Committee on August 15, 2011. Fred B. Miller and Owen E. Johnson were each members of the Audit Committee until their service on the Board of Directors ended as of the date of the 2011 annual meeting of stockholders. The Board of Directors has determined that Brendan A. Ford meets the requirements of an “audit committee financial expert” as set forth in Section 407(d)(5) of Regulation S-K promulgated by the SEC. The Audit Committee held five meetings in the fiscal year ended December 31, 2011. The Board of Directors adopted a written Amended and Restated Audit Committee Charter on April 30, 2004. A copy of the Amended and Restated Audit Committee Charter is posted on the Company’s website at www.navidea.com.

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REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consults with our Chief Financial Officer and other key members of our management and with our independent registered public accounting firm with regard to their year-end audit plan, the results of its quarterly reviews conducted in accordance with Statement on Auditing Standards No. 100, the auditor’s report of audit, and the accompanying management letter, if any; and consults with our Chief Financial Officer and other key members of our management and with our independent registered public accounting firm with regard to the adequacy of our internal accounting controls.

In fulfilling its responsibilities, the Audit Committee selected BDO USA, LLP (BDO) as our independent registered public accounting firm for purposes of auditing our financial statements for the fiscal year ended December 31, 2011. The Audit Committee has reviewed and discussed with management and BDO our audited financial statements; discussed with BDO the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; received the written disclosures and the letter from BDO required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence from our Company.

Based on the reviews and discussions with management and BDO, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and filed with the Securities and Exchange Commission.

The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that each of Messrs. Ford, Drake, Jones, and Troup is independent under Section 803A of the NYSE MKT Company Guide and is financially literate.

Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2011, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee
of the Board of Directors:

Brendan A. Ford, Chairman
Peter F. Drake
Jess Emery Jones
Gordon A. Troup

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Stockholder Communications

Stockholders may send communications to our Board of Directors, or to individual directors, by mailing communications in writing to Navidea Biopharmaceuticals, Inc., c/o Brent L. Larson, 425 Metro Place North, Suite 450, Dublin, Ohio 43017.

Executive Officers

In addition to Dr. Pykett, the following individuals are executive officers of our Company and serve in the position(s) indicated below:

Name	Age	Position

Rodger A. Brown	61	Vice President, Regulatory Affairs and Quality Assurance

Frederick O. Cope, Ph.D.	65	Senior Vice President, Pharmaceutical Research and Clinical Development

Brent L. Larson	49	Senior Vice President; Chief Financial Officer; Treasurer and Secretary

Thomas H. Tulip, Ph.D.	59	Executive Vice President and Chief Business Officer

Rodger A. Brown has served as Vice President, Regulatory Affairs and Quality Assurance of our Company since November 2000. From July 1998 through November 2000, Mr. Brown served as our Director, Regulatory Affairs and Quality Assurance. Prior to joining our Company, Mr. Brown served as Director of Regulatory Affairs and Quality Assurance for Biocore Medical Technologies, Inc. from April 1997 to April 1998. From 1981 through 1996, Mr. Brown served as Director, Regulatory Affairs/Quality Assurance for E for M Corporation, a subsidiary of Marquette Electronics, Inc.

Frederick O. Cope, Ph.D., F.A.C.N., C.N.S., has served as Senior Vice President, Pharmaceutical Research and Clinical Development of our Company since July 2010 and as Vice President, Pharmaceutical Research and Clinical Development from February 2009 to July 2010. Prior to accepting his position with the Company, Dr. Cope served as the Assistant Director for Research and Head of Program Research Development for The Ohio State University Comprehensive Cancer Center, The James Cancer Hospital and The Richard J. Solove Research Institute, from April 2001 to February 2009. Dr. Cope also served as head of the Cancer and AIDS product development and commercialization program for the ROSS/Abbott Laboratories division for 10 years, and head of human and veterinary vaccine production and improvement group for Wyeth Laboratories for seven years. Dr. Cope served a fellowship in oncology at the McArdle Laboratory for Cancer Research at the University of Wisconsin and the honored scientist in residence at the National Cancer Center Research Institute in Tokyo; he is the recipient of the Ernst W. Volwiler Research Award. Dr. Cope is also active in a number of professional and scientific organizations such as serving as an editorial reviewer for several professional journals, and as an advisor/director to the research program of Roswell Park Memorial Cancer Center. Dr. Cope received his B.Sc. from the Delaware Valley College of Science and Agriculture, his M.S. from Millersville University of Pennsylvania and his Ph.D. from the University of Connecticut with full honors.

Brent L. Larson has served as Senior Vice President of our Company since July 2010, as Chief Financial Officer and Treasurer since February 1999 and as Secretary since 2003. Prior to that, Mr. Larson served as our Vice President, Finance from July 1998 to July 2010 and as Controller from July 1996 to June 1998. Before joining our Company, Mr. Larson was employed by Price Waterhouse LLP. Mr. Larson has a B.B.A. degree in accounting from Iowa State University of Science and Technology and is a Certified Public Accountant.

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Thomas H. Tulip, Ph.D., has served as Executive Vice President and Chief Business Officer of our Company since June 2011. Prior to joining Navidea, Dr. Tulip held senior leadership positions at Alseres Pharmaceuticals, Lantheus Medical Imaging, Bristol Myers Squibb (BMS) and DuPont, where his roles spanned product discovery and development, business and technology planning, brand and alliance management and international business management. Most recently, as President, Alseres Molecular Imaging, Dr. Tulip led efforts to develop markets for a Phase III neuroimaging agent. While at DuPont and BMS prior to Alseres, he was instrumental in the development, commercialization and international management of the highly successful nuclear cardiology franchise, successfully built the BMS Medical Imaging international business, and led planning activities for innovative PET tracers at Lantheus/BMS. He was a visiting scholar at Osaka University and served as adjunct professor at Northeastern University. Tulip serves on the Board of Directors of the Medical Imaging Technology Association (MITA) and leads its PET Working Group in the Molecular Imaging Section. He was recently Chairperson of the Institute for Molecular Technologies (IMT) and held numerous leadership positions there. He served on the Board of the Academy of Molecular Imaging, including as its Treasurer. Dr. Tulip was Chairperson for the Society of Nuclear Medicine (SNM) Corporate Advisory Board and has been active in a number of Council on Radionuclides and Radiopharmaceuticals (CORAR) committees, now serving on its Board of Directors. Dr. Tulip earned a B.S. from the University of Vermont, and an M.S. and Ph.D. from Northwestern University.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 26, 2012, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the Named Executives (see “Executive Compensation – Summary Compensation Table”), and (iv) our directors and executive officers as a group.

	Number of Shares		Percent
Beneficial Owner	Beneficially Owned (*)		of Class (**)
Rodger A. Brown	317,554	(a)		(m)
Frederick O. Cope, Ph.D.	142,061	(b)		(m)
Peter F. Drake, Ph.D.	10,000	(c)		(m)
Brendan A. Ford	50,000	(d)		(m)
Jess Emery Jones, M.D.	—	(e)		(m)
Brent L. Larson	706,500	(f)		(m)
Mark J. Pykett, V.M.D., Ph.D.	72,265	(g)		(m)
Eric K. Rowinsky, M.D.	105,000	(h)		(m)
Gordon A. Troup	70,000	(i)		(m)
Thomas H. Tulip, Ph.D.	40,940	(j)		(m)
All directors and executive officers as a group (10 persons)	1,514,320	(k)(n)	1.5%

Platinum Montaur Life Sciences, LLC	9,539,684	(l)	9.9%

(*)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person’s household.
(**)	Percent of class is calculated on the basis of the number of shares outstanding on June 26, 2012, plus the number of shares the person has the right to acquire within 60 days of June 26, 2012.
(a)	This amount includes 223,333 shares issuable upon exercise of options which are exercisable within 60 days, but it does not include 45,000 shares of unvested restricted stock and 126,667 shares issuable upon exercise of options which are not exercisable within 60 days.
(b)	This amount includes 130,000 shares issuable upon exercise of options which are exercisable within 60 days and 7,061 shares in Dr. Cope’s account in the 401(k) Plan, but it does not include 175,000 shares of unvested restricted stock and 242,000 shares issuable upon exercise of options which are not exercisable within 60 days.
(c)	This amount does not include 34,000 shares of unvested restricted stock.
(d)	This amount does not include 64,000 shares of unvested restricted stock.
(e)	This amount does not include 34,000 shares of unvested restricted stock.
(f)	This amount includes 408,750 shares issuable upon exercise of options which are exercisable within 60 days and 97,625 shares in Mr. Larson’s account in the 401(k) Plan, but it does not include 125,000 shares of unvested restricted stock and 184,250 shares issuable upon exercise of options which are not exercisable within 60 days.
(g)	This amount includes 66,667 shares issuable upon exercise of options which are exercisable within 60 days, 1,198 shares in Dr. Pykett’s account in the 401(k) Plan, and 1,100 shares held in an IRA which is owned by Dr. Pykett, but it does not include 650,000 shares of unvested restricted stock and 383,333 shares issuable upon exercise of options which are not exercisable within 60 days.
(h)	This amount includes 60,000 shares issuable upon exercise of options which are exercisable within 60 days, but it does not include 94,000 shares of unvested restricted stock.
(i)	This amount includes 20,000 shares issuable upon exercise of options which are exercisable within 60 days, but it does not include 64,000 shares of unvested restricted stock.
(j)	This amount includes 27,500 shares issuable upon exercise of options which are exercisable within 60 days and 940 shares in Dr. Tulip’s account in the 401(k) Plan, but it does not include 60,000 shares of unvested restricted stock and 245,500 shares issuable upon exercise of options which are not exercisable within 60 days.
(k)	This amount includes 936,250 shares issuable upon exercise of options which are exercisable within 60 days, 1,100 shares that are held in an IRA owned by Dr. Pykett, and 106,824 shares held in the 401(k) Plan on behalf of certain officers, but it does not include 1,345,000 shares of unvested restricted stock and 1,181,750 shares issuable upon the exercise of options which are not exercisable within 60 days. The Company itself is the trustee of the Navidea 401(k) Plan and may, as such, share investment power over common stock held in such plan. The trustee disclaims any beneficial ownership of shares held by the 401(k) Plan. The 401(k) Plan holds an aggregate total of 661,461 shares of common stock. The 10 persons referenced in this disclosure include each director and named executive officer listed in the table.

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(l)	Based on information filed on Schedule 13D with the Securities and Exchange Commission on March 18, 2011, as amended April 21, 2011, and June 4, 2012. The number of shares beneficially owned by Platinum-Montaur Life Sciences, LLC (Montaur), 152 W. 57th Street, 54th Floor, New York, NY 10019, does not include 29,701,410 shares of common stock issuable upon conversion of 917 shares of Series B Convertible Preferred Stock, 6,000,000 shares of common stock issuable upon exercise of a Series W Warrant issued to Montaur on December 26, 2007, as amended (the Series W Warrant), 8,333,333 shares of common stock issuable upon exercise of a Series X Warrant issued to Montaur on April 16, 2008 (the Series X Warrant), and 2,400,000 shares of common stock issuable upon exercise of a Series AA Warrant issued to Montaur on July 24, 2009 (the Series AA Warrant). The Certificates of Designation of the Preferred Stock, the Series W Warrant, the Series X Warrant and the Series AA Warrant each provide that the holder of shares of the Preferred Stock, the Series W Warrant, the Series X Warrant and the Series AA Warrant, respectively, may not convert any of the preferred stock or exercise any of the warrants to the extent that such conversion or exercise would result in the holder and its affiliates together beneficially owning more than 9.99% of the outstanding shares of common stock, except on 61 days’ prior written notice to Navidea that the holder waives such limitation.
(m)	Less than one percent.
(n)	The address of all directors and executive officers is c/o Navidea Biopharmaceuticals, Inc., 425 Metro Place North, Suite 450, Dublin, Ohio 43017-1367.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program. The CNG Committee of the Board of Directors is responsible for establishing and implementing our compensation policies applicable to senior executives and monitoring our compensation practices. The CNG Committee seeks to ensure that our compensation plans are fair, reasonable and competitive. The CNG Committee is responsible for reviewing and approving all senior executive compensation, all awards under our cash bonus plan, and awards under our equity-based compensation plans.

Philosophy and Goals of Executive Compensation Plans. The CNG Committee’s philosophy for executive compensation is to:

•	Pay for performance — The CNG Committee believes that our executives should be compensated based upon their ability to achieve specific operational and strategic results. Therefore, our compensation plans are designed to provide rewards for the individual’s contribution to our performance.

•	Pay commensurate with other companies categorized as value creators — The CNG Committee has set a goal that the Company should move towards compensation levels for senior executives that are, at a minimum, at the 40th to 50th percentile for similar executives in the workforce. This allows us to attract, hire, reward, and retain senior executives who continue to formulate and execute our strategic plans and drive exceptional results.

To ensure our programs are competitive, the CNG Committee reviews compensation information of peer companies, national data, and trends in executive compensation to help determine the appropriateness of our plans and compensation levels. These reviews become the basis for the CNG Committee’s decisions on compensation plans and individual executive compensation payments.

The CNG Committee has approved a variety of programs that work together to provide a combination of basic compensation and strong incentives. While it is important for us to provide certain base level salaries and benefits to remain competitive, the CNG Committee’s objective is to provide compensation plans with incentive opportunities that motivate and reward executives for consistently achieving superior results. The CNG Committee designs our compensation plans to:

•	Reward executives based upon overall company performance, their individual contributions, and creation of stockholder value;

•	Encourage top performers to make a long-term commitment to our Company; and

•	Align executive incentive plans with the long-term interests of stockholders.

The CNG Committee reviews competitive information and individual compensation levels before each fiscal year. During the review process, the CNG Committee addresses the following questions:

•	Do any existing compensation plans need to be adjusted to reflect changes in competitive practices, different market circumstances, or changes to our strategic initiatives?

•	Should any existing compensation plans be eliminated or new plans be added to the executive compensation programs?

•	What are the compensation-related objectives for our compensation plans for the upcoming fiscal year?

•	Based upon individual performance, what compensation modifications should be made to provide incentives for senior executives to perform at superior levels?

In addressing these questions, the CNG Committee considers input from management, outside compensation experts, and published surveys of compensation levels and practices.

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The CNG Committee does not believe that our compensation policies and practices for its employees give rise to risks that are reasonably likely to have a material adverse effect on the Company. As noted below, our incentive-based compensation is generally tied to Company financial performance (i.e., revenue or gross margin) or product development goals (i.e., clinical trial progress or regulatory milestones). The CNG Committee believes that the existence of these financial performance incentives creates a strong motivation for Company employees to contribute towards the achievement of strong, sustainable financial and development performance, and believes that the Company has a strong set of internal controls that minimize the risk that financial performance can be misstated in order to achieve incentive compensation payouts.

In addition to the aforementioned considerations, the CNG Committee also takes into account the outcome of stockholder advisory votes, taken every three years, on the compensation of our Chief Executive Officer, Chief Financial Officer, and our other three highest-paid executive officers (the Named Executive Officers). Our stockholders approved the resolution relating to the compensation of our Named Executive Officers at the most recent Annual Meeting of Stockholders held on August 15, 2011.

Scope of Authority of the CNG Committee. The Board of Directors has authorized the CNG Committee to establish the compensation programs for all executive officers and to provide oversight for compliance with our compensation philosophy. The CNG Committee delegates the day-to-day administration of the compensation plans to management (except with respect to our executive officers), but retains responsibility for ensuring that the plan administration is consistent with the Company’s policies. Annually, the CNG Committee sets the compensation for our executive officers, including objectives and awards under incentive plans. The CNG Committee also makes recommendations to the Board of Directors on appropriate compensation for the non-employee directors. In addition to overseeing the compensation of executive officers, the CNG Committee approves all awards under short-term cash incentive and long-term equity-based compensation plans for all other employees. For more information on the CNG Committee’s role, see the CNG Committee’s charter, which can be found on our website at www.navidea.com.

Independent Compensation Expertise. The CNG Committee is authorized to retain independent experts to assist in evaluating executive compensation plans and in setting executive compensation levels. These experts provide information on trends and best practices so the CNG Committee can formulate ongoing plans for executive compensation. The CNG Committee retained Pearl Meyer & Partners as its independent expert to assist in the determination of the reasonableness and competitiveness of the executive compensation plans and senior executives’ individual compensation levels for fiscal 2011.

For fiscal 2011, Pearl Meyer performed a benchmark compensation review of our key executive positions, including our Named Executive Officers. Pearl Meyer utilized both proprietary survey and proxy reported data from compensation peers, with market data aged to January 1, 2011, by an annualized rate of 3.4%, the expected pay increase in 2011 for executives in the life sciences industry.

In evaluating appropriate executive compensation, it is common practice to set targets at a point within the competitive marketplace. The CNG Committee sets its competitive compensation levels based upon its compensation philosophy. Following completion of the Pearl Meyer study for 2011, the CNG Committee noted that our overall executive compensation was, on average, below the 25th percentile for an established peer group of companies. Based upon the Pearl Meyer study, the CNG Committee has determined, over the course of the next few years, to move towards a total compensation target for senior executive positions at the 40th to 50th percentile of total compensation for the competitive market.

Peer Group Companies. In addition to the above survey analysis, the CNG Committee also reviewed the compensation levels at specific competitive benchmark companies. With input from management, the CNG Committee chose the peer companies because they are competitors within our industry, have similar business models to our Company or have comparable key executive positions. While the specific plans for these companies may or may not be used, it is helpful to review their compensation data to provide benchmarks for the overall compensation levels that will be used to attract, hire, retain, and motivate our executives.

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As competitors and similarly situated companies that compete for the same executive talent, the CNG Committee determined that the following peer group companies most closely matched the responsibilities and requirements of our executives:

Infinity Pharmaceuticals Inc.

Immunomedics Inc.

Oncogenex Pharmaceuticals

Arqule Inc.

Celldex Therapeutics Inc.

Curis Inc.

Exact Sciences Corp.

Cell Therapeutics Inc.

Cytogenix Inc.

Delcath Systems Inc.

Mela Sciences Inc.

Keryx Biopharmaceuticals Inc.

The CNG Committee used the publicly available compensation information for these companies to analyze our competitive position in the industry. The CNG Committee reviewed the base salaries, short-term and long term incentive plans and benefits of the executives of these companies to provide background and perspective in analyzing the compensation levels for our executives.

Specific Elements of Executive Compensation.

Base Salary. Using information gathered by Pearl Meyer, peer company data, national surveys, general compensation trend information, and recommendations from management, the CNG Committee approved the fiscal 2011 base salaries for our senior executives. Base salaries for senior executives are set using the CNG Committee’s philosophy that compensation should be competitive and based upon performance. Executives should expect that their base salaries, coupled with a cash bonus award, would provide them the opportunity to be compensated at or above the competitive market at the 40th to 50th percentile.

Based on competitive reviews of similar positions, industry salary trends, overall company results and individual performance, salary increases may be approved from time-to-time. The CNG Committee reviews and approves base salaries of all executive officers.

For fiscal 2011, using data from proprietary surveys as well as published proxy data, the CNG Committee noted that due to the discrepancy between the actual compensation and the target levels, that typical merit increase percentages for executive base salaries were not necessarily relevant. In setting specific base salary increases, the CNG Committee also considered competitive market data.

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The following table shows the increases in base salaries for the Named Executive Officers that were approved for fiscal 2011 compared to the approved salaries for fiscal 2010:

	Fiscal 2011	Fiscal 2010
Named Executive Officer	Base Salary	Base Salary	Increase (a)
David C. Bupp (b)	$400,000	$355,000	12.7%
Mark J. Pykett, V.M.D., Ph.D. (c)	375,000	325,000	15.4%
Rodger A. Brown (d)	185,000	155,000	19.4%
Frederick O. Cope, Ph.D. (e)	265,000	211,000	25.6%
Brent L. Larson (f)	250,000	195,000	28.2%
Thomas H. Tulip, Ph.D. (g)	300,000	—	N/A

(a)	2011 salary increases reflect both merit increases and market adjustments that, based in part on the Pearl Meyer compensation study, the CNG Committee felt were necessary to remain competitive in the life sciences industry.
(b)	Mr. Bupp retired from service as our President and Chief Executive Officer effective April 15, 2011. The amount shown for fiscal 2011 is the approved annual salary that Mr. Bupp was earning at the time of his retirement. The actual amount paid to Mr. Bupp during fiscal 2011 is shown under “Salary” in the Summary Compensation table below.
(c)	Dr. Pykett was promoted to President and Chief Executive Officer effective April 15, 2011, and the increase in his salary reflects this promotion. The actual amount paid to Dr. Pykett during fiscal 2011 is shown under “Salary” in the Summary Compensation table below.
(d)	Mr. Brown’s salary was increased to $165,000 effective January 1, 2011, and was increased to $185,000 effective August 23, 2011. The amount shown for fiscal 2011 is the annual salary in effect at the end of 2011. The actual amount paid to Mr. Brown during fiscal 2011 is shown under “Salary” in the Summary Compensation table below.
(e)	Dr. Cope’s salary was increased to $245,000 effective January 1, 2011, and was increased to $265,000 effective August 23, 2011. The amount shown for fiscal 2011 is the annual salary in effect at the end of 2011. The actual amount paid to Dr. Cope during fiscal 2011 is shown under “Salary” in the Summary Compensation table below.
(f)	Mr. Larson’s salary was increased to $207,000 effective January 1, 2011, and was increased to $250,000 effective August 23, 2011. The amount shown for fiscal 2011 is the annual salary in effect at the end of 2011. The actual amount paid to Mr. Larson during fiscal 2011 is shown under “Salary” in the Summary Compensation table below.
(g)	Dr. Tulip commenced employment with the Company effective June 1, 2011. The amount shown for fiscal 2011 is the approved annual salary of Dr. Tulip in effect at the end of 2011. The actual amount paid to Dr. Tulip during fiscal 2011 is shown under “Salary” in the Summary Compensation table below.

The CNG Committee has approved the following base salaries for fiscal 2012: Dr. Pykett, $425,000; Mr. Brown, $191,000; Dr. Cope, $271,000; Mr. Larson, $265,000; and Dr. Tulip, $314,583. Dr. Tulip’s base salary for fiscal 2012 reflects an increase from a $300,000 annual base salary in effect through May 31, 2012 to a $325,000 annual base salary specified in Dr. Tulip’s new employment agreement effective June 1, 2012.

Short-Term Incentive Compensation. Our executive officers, along with all of our employees, are eligible to participate in our annual cash bonus program, which has four primary objectives:

•	Attract, retain, and motivate top-quality executives who can add significant value to the Company;

•	Create an incentive compensation opportunity that is an integral part of the employee’s total compensation program;

•	Reward participants’ contributions to the achievement of our business results; and

•	Provide an incentive for individuals to achieve corporate objectives that are tied to our strategic goals.

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The cash bonus compensation plan provides each participant with an opportunity to receive an annual cash bonus based on our Company’s performance during the fiscal year. The following are the key provisions of the cash bonus compensation plan:

•	The plan is administered by the CNG Committee, which has the power and authority to establish, adjust, pay, or decline to pay the cash bonus for each participant, including the power and authority to increase or decrease the cash bonus otherwise payable to a participant. However, the Committee does not have the power to increase, or make adjustments that would have the effect of increasing, the cash bonus otherwise payable to any executive officer. The Committee has the right to delegate to the Chief Executive Officer its authority and responsibilities with respect to the cash bonuses payable to employees other than executive officers.

•	All Company employees are eligible to participate.

•	The CNG Committee is responsible for specifying the terms and conditions for earning cash bonuses, including establishing specific performance objectives. Cash bonuses payable to executive officers are intended to constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. Consequently, each cash bonus awarded to an executive officer must be conditioned on one or more specified “Performance Measures,” calculated on a consolidated basis. Possible Performance Measures include revenues; gross margin; operating income; net income; clinical trial progress; regulatory milestones; or any other performance objective approved by the CNG Committee.

•	As soon as reasonably practicable after the end of each fiscal year, the CNG Committee determines whether and to what extent each specified business performance objective has been achieved and the amount of the cash bonus to be paid to each participant.

At the beginning of fiscal 2011, the CNG Committee established the fiscal 2011 targets and performance measures for all Company employees. For fiscal 2011, the cash bonus for each executive officer was a function of the designated target bonus amount (stated as a percentage of base salary and pro-rated based on time served at each salary level during fiscal 2011) and certain business performance objectives, weighted as a percentage of the total target amount. The business performance objectives, and the assigned weights for each, established for fiscal 2011 were as follows:

•	$9.6 million in revenue and $6.5 million in gross margin – 20%
•	Complete Phase 3 activities and file a new drug application for Lymphoseek – 40%
•	Finalize a clinical development plan and regulatory strategy for RIGScan – 30%
•	Discretionary – 10%

For the Named Executive Officers, the CNG Committee established the following cash bonus targets for fiscal 2011:

	Target Cash Bonus	Target Cash Bonus
Named Executive Officer	(% of Salary)	($ Amount)
David C. Bupp (a)	N/A	$60,000
Mark J. Pykett, V.M.D., Ph.D. (b)	50.0%	180,377
Rodger A. Brown	17.4%	30,000
Frederick O. Cope, Ph.D.	25.8%	65,000
Brent L. Larson	20.2%	45,000
Thomas H. Tulip, Ph.D. (c)	35.0%	61,562

(a)	Mr. Bupp retired from service as our President and Chief Executive Officer effective April 15, 2011. Mr. Bupp’s target cash bonus for fiscal 2011 represents a pro-rated amount based on time served in his position and was established in his separation agreement.
(b)	Dr. Pykett was promoted from Executive Vice President and Chief Business Officer to President and Chief Executive Officer effective April 15, 2011. Dr. Pykett’s target cash bonus for fiscal 2011 represents a pro-rated amount based on time served at each salary level in each position.
(c)	Dr. Tulip commenced employment with the Company effective June 1, 2011. Dr. Tulip’s target cash bonus for fiscal 2011 represents a pro-rated amount based on time served in his position during fiscal 2011.

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During a meeting in February 2012, the CNG Committee determined that the Company’s mission, strategy and objectives changed significantly since the time when the original corporate objectives and individual bonus targets were established, and a number of significant positive accomplishments were achieved by the Company during the year that were not contemplated in establishing 2011 goals. With respect to the first objective, the sale of the Company’s GDS Business affected the Company’s ability to meet the pre-specified goal relating to revenue. However, as a result of the pro-rata achievement of the revenue goal through the point of the sale, coupled with the benefits to the Company’s financial position of the sale itself, the CNG Committee considered that goal fully achieved.

With regard to the second objective, the Committee concluded that the filing and subsequent acceptance of the NDA evidenced the successful achievement of that goal. In reviewing the third and fourth objectives, the Committee concluded that while progress had been made on the RIGS technology through gaining regulatory feedback on RIGS from both FDA and EMA and the activities associated with the transition to a humanized RIGS antibody, the number of unanticipated incremental accomplishments which management and the staff of the Company had achieved should be recognized in assessing bonuses related to 2011 performance. Representative of these incremental accomplishments were the listing on a major national stock exchange, the sale of the GDS Business, the in-licensing of the AZD4694 Alzheimer’s PET agent from AstraZeneca, the closing of a $7.0 million debt transaction, and overall appreciation of the stock price for the year. The CNG Committee therefore determined, at its discretion, that the 30% portion of the bonus attributable to the RIGS objective should be combined with the original 10% discretionary objective to create an overall 40% discretionary portion of the overall bonus objectives.

With respect to the 40% discretionary portion, the progress on RIGS, as well as the recognition of the incremental accomplishments described above, were evaluated in assessing the Company’s overall successes for the year. After reviewing the business performance objectives and the related proposed payouts, the CNG Committee approved the total cash bonus payouts for each employee of the Company. The approved cash bonus payouts to the Named Executive Officers were paid in March 2012, and are shown under “Non-Equity Incentive Plan Compensation” in the Summary Compensation table below.

In April 2012, the Board of Directors adopted the fiscal 2012 targets and performance measures for all Company employees, as recommended by the CNG Committee. For fiscal 2012, the cash bonus for each executive officer will be a function of the designated target bonus amount (stated as a percentage of base salary and pro-rated based on time served at each salary level during fiscal 2012) and certain business performance objectives, weighted as a percentage of the total target amount. The business performance objectives, and the assigned weights for each, established for fiscal 2012 are as follows:

•	Approval of the Company’s Lymphoseek® (99m-Tc-Tilmanocept) product by the United States Food and Drug Administration and initiation of the commercial launch of Lymphoseek in the United States – 30%
•	Commencement of a Phase II or Phase III clinical study for AZD4694, a Fluorine-18 labeled precision radiopharmaceutical candidate for use in the imaging and evaluation of patients with signs or symptoms of cognitive impairment such as Alzheimer's Disease licensed by the Company from AstraZeneca AB – 15%
•	Submission to the European Medicines Agency of an application for marketing authorization for Lymphoseek in the European Union – 10%
•	Completion of an in-license or product acquisition transaction for the addition of a candidate to the Company’s development pipeline – 10%
•	Discretionary – 35%

For the Named Executive Officers, the CNG Committee has approved the following target cash bonus amounts (stated as a percentage of base salary) for fiscal 2012: Dr. Pykett, 50.0%; Mr. Brown, 20.0%; Dr. Cope, 25.0%; Mr. Larson, 27.5%; and Dr. Tulip, 35%.

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Long-Term Incentive Compensation. All Company employees are eligible to receive equity awards in the form of stock options or restricted stock. Equity instruments awarded under the Company’s equity-based compensation plan are based on the following criteria:

•	Analysis of competitive information for comparable positions;

•	Evaluation of the value added to the Company by hiring or retaining specific employees; and

•	Each employee’s long-term potential contributions to our Company.

Although equity awards may be made at any time as determined by the CNG Committee, they are generally made to all employees once per year or on the recipient’s hire date in the case of new-hire grants.

The CNG Committee’s philosophy on equity awards is that equity-based compensation is an effective method to align the interests of stockholders and management and focus management’s attention on long-term results. When awarding equity-based compensation the CNG Committee considers the impact the participant can have on our overall performance, strategic direction, financial results and stockholder value. Therefore, equity awards are primarily based upon the participant’s position in the organization, competitive necessity and individual performance. Stock option awards have vesting schedules over several years to promote long-term performance and retention of the recipient, and restricted stock awards may have vesting schedules over several years or may include specific performance criteria for vesting.

On April 15, 2011, the Company granted 50,000 shares of restricted stock to Mark J. Pykett in connection with his promotion to President and Chief Executive Officer. Dr. Pykett’s restricted stock will vest upon the first regulatory approval of a Lymphoseek product by either the FDA or the EMA, or upon the occurrence of a change in control as defined in the restricted stock agreement. If the employment of Dr. Pykett with the Company is terminated for reasons other than a change in control before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreements all restricted shares that have not vested at the effective date of Dr. Pykett’s termination shall immediately be forfeited by Dr. Pykett.

On June 1, 2011, in connection with hiring Thomas H. Tulip as the Company’s Executive Vice President and Chief Business Officer, the Company granted 80,000 shares of restricted stock to Dr. Tulip with the following vesting terms:

•	20,000 of the restricted shares vested upon the completion of the AstraZeneca license agreement on December 9, 2011;
•	20,000 will vest upon the partnering of Lymphoseek in Europe covering at least four countries;
•	20,000 will vest upon the partnering of Lymphoseek in Asia covering either Japan or at least two other countries; and
•	20,000 will vest upon the achievement of annual revenue to the Company from Cardinal Health, Inc. related to Lymphoseek of over $2 million per month for three consecutive months following the receipt of commercial marketing clearance in the U.S. if achieved before the 24th month following such marketing clearance.

All of Dr. Tulip’s restricted shares vest upon the occurrence of a change in control as defined in Dr. Tulip’s employment agreement, or if Dr. Tulip is terminated without cause as defined in his employment agreement. If the employment of Dr. Tulip with the Company is terminated for reasons other than a change in control or termination without cause before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreement all restricted shares that have not vested at the effective date of Dr. Tulip’s termination shall immediately be forfeited by Dr. Tulip.

Also on June 1, 2011, in connection with hiring Dr. Tulip, the Company granted options to purchase 110,000 shares of Common Stock of the Company. Dr. Tulip’s stock options have an exercise price of $4.93, vest as to one-fourth on each of the first four anniversaries of the date of grant, and expire on the tenth anniversary of the date of grant. If the employment of Dr. Tulip with the Company is terminated due to a change in control or without cause before all of the stock options have vested, then pursuant to the terms of the stock option award agreement all stock options that have not vested at the effective date of Dr. Tulip’s termination shall immediately vest and become exercisable.

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On February 17, 2011, the Company granted equity awards to all employees. The Named Executive Officers were awarded stock options as follows:

Stock Options
Named Executive Officer	Granted
Mark J. Pykett, V.M.D., Ph.D.	250,000
Rodger A. Brown	65,000
Frederick O. Cope, Ph.D.	127,000
Brent L. Larson	88,000
Thomas H. Tulip, Ph.D.	163,000

The stock options have an exercise price of $3.28, vest as to one-fourth on each of the first four anniversaries of the date of grant, and expire on the tenth anniversary of the date of grant. If the employment of any of the Named Executive Officers with the Company is terminated due to a change in control or without cause before all of the stock options have vested, then pursuant to the terms of the stock option award agreements all stock options that have not vested at the effective date of such termination shall immediately vest and become exercisable.

Also on February 17, 2011, the Company granted 300,000 shares of restricted stock to Dr. Pykett. Dr. Pykett’s restricted stock will vest as to one-third on each of the first three anniversaries of the date of grant, or upon the occurrence of a change in control as defined in Dr. Pykett’s employment agreement. If the employment of Dr. Pykett with the Company is terminated for reasons other than a change in control before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreements all restricted shares that have not vested at the effective date of Dr. Pykett’s termination shall immediately be forfeited by Dr. Pykett.

Other Benefits and Perquisites. The Named Executive Officers participate in other benefit plans on the same terms as other employees. These plans include medical, dental, vision, disability and life insurance benefits, and our 401(k) retirement savings plan (the 401(k) Plan).

Our vacation policy allows employees to carry up to 40 hours of unused vacation time forward to the next fiscal year. Any unused vacation time in excess of the amount eligible for rollover is generally forfeited. However, from time to time, due to high demands on our employees during a given fiscal year, we may elect to pay out for unused vacation time in excess of the amount eligible for rollover. The amount paid is calculated based on the employee’s salary in effect at the end of the fiscal year to which the unused vacation time relates.

Our Named Executive Officers are considered “key employees” for purposes of IRC Section 125 Plan non-discrimination testing. Based on such non-discrimination testing, we determined that our Section 125 Plan was “top-heavy.” As such, our key employees are ineligible to participate in the Section 125 Plan and are unable to pay their portion of medical, dental, and vision premiums on a pre-tax basis. As a result, the Company reimburses its key employees an amount equal to the lost tax benefit.

We pay group life insurance premiums on behalf of all employees, including the Named Executive Officers. The benefit provides life insurance coverage at two times the employee’s annual salary plus $10,000, up to a maximum of $630,000.

We also pay group long-term disability insurance premiums on behalf of all employees, including the Named Executive Officers. The benefit provides long-term disability insurance coverage at 60% of the employee’s annual salary, up to a maximum of $10,000 per month, beginning 180 days after the date of disability and continuing through age 65.

401(k) Retirement Plan. All employees are given an opportunity to participate in our 401(k) retirement savings plan (the 401(k) Plan), following a new-hire waiting period. The 401(k) Plan allows participants to have pre-tax amounts withheld from their pay and provides for a discretionary employer matching contribution (currently, a 40% match in the form of our common stock up to 5% of salary). Participants may invest their contributions in various fund options, but are prohibited from investing their contributions in our Common Stock. Participants are immediately vested in both their contributions and company matching contributions. The 401(k) Plan qualifies under section 401 of the Internal Revenue Code, which provides that employee and company contributions and income earned on contributions are not taxable to the employee until withdrawn from the plan, and that we may deduct our contributions when made.

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Employment Agreements

Our executive officers are employed under employment agreements which specify the terms of their employment such as base salary, benefits, paid time off, and post-employment benefits as shown in the tables below. Our employment agreements also specify that if a change in control occurs with respect to our Company and the employment of an executive officer is concurrently or subsequently terminated:

•	by the Company without cause (cause is defined as any willful breach of a material duty by the executive officer in the course of his employment or willful and continued neglect of his duty as an employee);

•	by the expiration of the term of the employment agreement; or

•	by the resignation of the executive officer because his title, authority, responsibilities, salary, bonus opportunities or benefits have materially diminished, a material adverse change in his working conditions has occurred, his services are no longer required in light of the Company’s business plan, or we breach the agreement;

then, the executive officer would be paid a severance payment as disclosed in the tables below. For purposes of such employment agreements, a change in control includes:

•	the acquisition, directly or indirectly, by a person (other than our Company, an employee benefit plan established by the Board of Directors, or a participant in a transaction approved by the Board of Directors for the principal purpose of raising additional capital) of beneficial ownership of 30% or more of our securities with voting power at the next meeting of holders of voting securities to elect the Directors;

•	a majority of the Directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then-current Board of Directors or an authorized committee thereof;

•	our stockholders approve a merger or consolidation of our Company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or

•	our stockholders approve a transfer of substantially all of our assets to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

David C. Bupp. Prior to his separation on April 15, 2011, Mr. Bupp was employed under a 36-month employment agreement effective January 1, 2010. The employment agreement provided for an annual base salary of $355,000. Effective January 1, 2011, Mr. Bupp’s annual base salary was increased to $400,000. Mr. Bupp’s target cash bonus for fiscal 2011 was $60,000, which represents a pro-rated amount based on time served in his position and was established in his separation agreement.

Mark J. Pykett, V.M.D., Ph.D. Dr. Pykett is employed under an 18-month employment agreement effective April 15, 2011. The employment agreement provides for an annual base salary of $375,000. For the calendar year ending December 31, 2011, the CNG Committee determined that the maximum bonus payment to Dr. Pykett would be $180,377, which was pro-rated to reflect the number of weeks during the 2011 calendar year in which the Company employed Dr. Pykett as President and Chief Executive Officer vs. the number of weeks Dr. Pykett served in his prior position as Executive Vice President and Chief Development Officer. Effective January 1, 2012, Dr. Pykett’s annual base salary was increased to $425,000. For the calendar year ending December 31, 2012, the CNG Committee has determined that the maximum bonus payment to Dr. Pykett will be 50% of his base salary.

Rodger A. Brown. Mr. Brown is employed under a 24-month employment agreement effective January 1, 2011. The employment agreement provides for an annual base salary of $165,000. Effective August 23, 2011, Mr. Brown’s annual base salary was increased to $185,000. For the calendar year ending December 31, 2011, the CNG Committee determined that the maximum bonus payment to Mr. Brown would be $30,000. Effective January 1, 2012, Mr. Brown’s annual base salary was increased to $191,000. For the calendar year ending December 31, 2012, the CNG Committee has determined that the maximum bonus payment to Mr. Brown will be 20% of his base salary.

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Frederick O. Cope, Ph.D. Dr. Cope is employed under a 24-month employment agreement effective January 1, 2011. The employment agreement provides for an annual base salary of $245,000. Effective August 23, 2011, Dr. Cope’s annual base salary was increased to $265,000. For the calendar year ending December 31, 2011, the CNG Committee determined that the maximum bonus payment to Dr. Cope would be $65,000. Effective January 1, 2012, Dr. Cope’s annual base salary was increased to $271,000. For the calendar year ending December 31, 2012, the CNG Committee has determined that the maximum bonus payment to Dr. Cope will be 25% of his base salary.

Brent L. Larson. Mr. Larson is employed under a 24-month employment agreement effective January 1, 2011. The employment agreement provides for an annual base salary of $207,000. Effective August 23, 2011, Mr. Larson’s annual base salary was increased to $250,000. For the calendar year ending December 31, 2011, the CNG Committee determined that the maximum bonus payment to Mr. Larson would be $45,000. Effective January 1, 2012, Mr. Larson’s annual base salary was increased to $265,000. For the calendar year ending December 31, 2012, the CNG Committee has determined that the maximum bonus payment to Mr. Larson will be 27.5% of his base salary.

Thomas H. Tulip, Ph.D. Through May 31, 2012, Dr. Tulip was employed under a 12-month employment agreement effective June 1, 2011. The employment agreement provided for an annual base salary of $300,000. For the calendar year ending December 31, 2011, the CNG Committee determined that the maximum bonus payment to Dr. Tulip would be $82,500, pro-rated to reflect the number of weeks during the 2011 calendar year in which the Company employed Dr. Tulip as Executive Vice President and Chief Business Officer. Effective June 1, 2012, Dr. Tulip is employed under a 24-month employment agreement which provides for an annual base salary of $325,000. For the calendar year ending December 31, 2012, the CNG Committee has determined that the maximum bonus payment to Dr. Tulip will be 35% of his base salary.

Post-Employment Compensation

The following tables set forth the expected benefit to be received by each of our Named Executive Officers, except for Mr. Bupp, who is no longer with the Company, in the event of his termination resulting from various scenarios, assuming a termination date of December 31, 2011, and a stock price of $2.62, our closing stock price on December 30, 2011.

David C. Bupp

Mr. Bupp was employed during fiscal 2011 under an employment agreement dated January 1, 2010. Pursuant to the employment agreement, Mr. Bupp served as our President and Chief Executive Officer until his separation from the Company effective April 15, 2011. Pursuant to a separation agreement effective April 15, 2011, the Company agreed to pay Mr. Bupp (i) a severance of $532,500, payable in 12 equal monthly installments beginning in May 2011, (ii) a bonus of $60,000, representing a pro-rated portion of his 2011 target bonus, payable in March 2012, (iii) accrued but unused vacation in the amount of $64,615, payable in May 2011, (iv) reimbursement of Mr. Bupp’s reasonable legal fees and expenses incurred in the negotiation of his separation agreement, up to a maximum of $10,000, and (v) reimbursement of Mr. Bupp’s business travel and entertainment expenses incurred through the termination date. We also agreed to allow Mr. Bupp and his spouse to continue to participate, at the Company’s cost, in our group medical, dental and vision plans for a period of 36 months following the termination date.

The Company also agreed to allow one year for Mr. Bupp to exercise his 1,525,000 vested stock options for a period of one year from the termination date. However, Mr. Bupp exercised all 1,525,000 of his stock options on April 13, 2011. In addition, the Company agreed to treat Mr. Bupp’s restricted stock awards as follows: (i) in accordance with the award agreements dated January 1, 2009 (400,000 shares), December 1, 2009 (300,000 shares), and December 20, 2010 (300,000 shares), Mr. Bupp’s termination was treated as a “termination without cause” with the effect that such unvested restricted shares became fully vested as of the termination date; and (ii) with respect to the award agreement dated January 3, 2008 (300,000 shares), the award agreement was amended to have the effect that such unvested restricted shares will expire if they have not vested by December 31, 2012.

29

Mark J. Pykett, V.M.D., Ph.D.

	For Cause	Resignation	Death	Disability	End of Term	Without Cause	Change in Control
Cash payments:
Severance (a)	$—	$—	$—	$—	$468,750	$468,750	$937,500
Disability supplement (b)	—	—	—	185,100	—	—	—
Paid time off (c)	14,423	14,423	14,423	14,423	14,423	14,423	14,423
2011 401(k) match (d)	3,139	3,139	3,139	3,139	3,139	3,139	3,139
Continuation of benefits (e)	—	—	18,208	18,208	—	18,208	18,208
Stock option vesting Acceleration (f)	—	—	—	—	122,666	122,666	122,666
Restricted stock vesting Acceleration (g)	—	—	—	—	—	130,950	916,650
Total	$17,562	$17,562	$35,770	$220,870	$608,978	$758,136	$2,012,586

(a)	Severance amounts are pursuant to Dr. Pykett’s employment agreement.
(b)	During the first 6 months of disability, the Company will supplement disability insurance payments to Dr. Pykett to achieve 100% salary replacement. The Company’s short-term disability insurance policy currently pays $100 per week for a maximum of 24 weeks.
(c)	Amount represents the value of 80 hours of accrued but unused vacation time as of December 31, 2011.
(d)	Amount represents the value of 1,198 shares of Company stock which was accrued during 2011 as the Company’s 401(k) matching contribution but was unissued as of December 31, 2011, at $2.62, the closing price of the Company’s stock on December 30, 2011.
(e)	Amount represents 12 months of medical, dental and vision insurance premiums at rates in effect at December 31, 2011.
(a)	Pursuant to Dr. Pykett’s stock option agreements, all unvested stock options outstanding will vest upon termination at the end of the term of his employment agreement, termination without cause, or a change in control. Amount represents the value of the stock at $2.62, the closing price of the Company’s stock on December 30, 2011, less the exercise price of the options.
(f)	Pursuant to Dr. Pykett’s restricted stock agreements, certain unvested restricted stock outstanding will vest upon termination without cause or a change in control.

Rodger A. Brown

	For Cause	Resignation	Death	Disability	End of Term	Without Cause	Change in Control
Cash payments:
Severance (a)	$—	$—	$—	$—	$165,000	$165,000	$247,500
Disability supplement (b)	—	—	—	90,100	—	—	—
Paid time off (c)	5,070	5,070	5,070	5,070	5,070	5,070	5,070
2011 401(k) match (d)	—	—	—	—	—	—	—
Continuation of benefits (e)	—	—	20,835	20,835	—	20,835	20,835
Stock option vesting Acceleration (f)	—	—	—	—	74,650	74,650	74,650
Restricted stock vesting Acceleration (g)	—	—	—	—	—	—	65,475
Total	$5,070	$5,070	$25,905	$116,005	$244,720	$265,555	$413,530

(a)	Severance amounts are pursuant to Mr. Brown’s employment agreement.
(b)	During the first 6 months of disability, the Company will supplement disability insurance payments to Mr. Brown to achieve 100% salary replacement. The Company’s short-term disability insurance policy currently pays $100 per week for a maximum of 24 weeks.
(c)	Amount represents the value of 57 hours of accrued but unused vacation time as of December 31, 2011.
(d)	Mr. Brown does not participate in the Company’s 401(k) Plan.
(e)	Amount represents 12 months of medical, dental and vision insurance premiums at rates in effect at December 31, 2011.
(b)	Pursuant to Mr. Brown’s stock option agreements, all unvested stock options outstanding will vest upon termination at the end of the term of his employment agreement, termination without cause, or a change in control. Amount represents the value of the stock at $2.62, the closing price of the Company’s stock on December 30, 2011, less the exercise price of the options.
(f)	Pursuant to Mr. Brown’s restricted stock agreements, certain unvested restricted stock outstanding will vest upon a change in control.

30

Frederick O. Cope, Ph.D.

	For Cause	Resignation	Death	Disability	End of Term	Without Cause	Change in Control
Cash payments:
Severance (a)	$—	$—	$—	$—	$245,000	$245,000	$367,500
Disability supplement (b)	—	—	—	130,100	—	—	—
Paid time off (c)	10,192	10,192	10,192	10,192	10,192	10,192	10,192
2011 401(k) match (d)	4,462	4,462	4,462	4,462	4,462	4,462	4,462
Continuation of benefits (e)	—	—	26,338	26,338	—	26,338	26,338
Stock option vesting Acceleration (f)	—	—	—	—	102,800	102,800	102,800
Restricted stock vesting Acceleration (g)	—	—	—	—	—	—	458,325
Total	$14,654	$14,654	$40,992	$171,092	$362,454	$388,792	$969,617

(a)	Severance amounts are pursuant to Dr. Cope’s employment agreement.
(b)	During the first 6 months of disability, the Company will supplement disability insurance payments to Dr. Cope to achieve 100% salary replacement. The Company’s short-term disability insurance policy currently pays $100 per week for a maximum of 24 weeks.
(c)	Amount represents the value of 80 hours of accrued but unused vacation time as of December 31, 2011.
(d)	Amount represents the value of 1,703 shares of Company stock which was accrued during 2011 as the Company’s 401(k) matching contribution but was unissued as of December 31, 2011, at $2.62, the closing price of the Company’s stock on December 30, 2011.
(e)	Amount represents 12 months of medical, dental and vision insurance premiums at rates in effect at December 31, 2011.
(c)	Pursuant to Dr. Cope’s stock option agreements, all unvested stock options outstanding will vest upon termination at the end of the term of his employment agreement, termination without cause, or a change in control. Amount represents the value of the stock at $2.62, the closing price of the Company’s stock on December 30, 2011, less the exercise price of the options.
(f)	Pursuant to Dr. Cope’s restricted stock agreements, certain unvested restricted stock outstanding will vest upon a change in control.

Brent L. Larson

	For Cause	Resignation	Death	Disability	End of Term	Without Cause	Change in Control
Cash payments:
Severance (a)	$—	$—	$—	$—	$207,000	$207,000	$310,500
Disability supplement (b)	—	—	—	122,600	—	—	—
Paid time off (c)	9,615	9,615	9,615	9,615	9,615	9,615	9,615
2011 401(k) match (d)	4,601	4,601	4,601	4,601	4,601	4,601	4,601
Continuation of benefits (e)	—	—	20,970	20,970	—	20,970	20,970
Stock option vesting Acceleration (f)	—	—	—	—	106,216	106,216	106,216
Restricted stock vesting Acceleration (g)	—	—	—	—	—	—	196,425
Total	$14,216	$14,216	$35,186	$157,786	$327,432	$348,402	$648,327

(a)	Severance amounts are pursuant to Mr. Larson’s employment agreement.
(b)	During the first 6 months of disability, the Company will supplement disability insurance payments to Mr. Larson to achieve 100% salary replacement. The Company’s short-term disability insurance policy currently pays $100 per week for a maximum of 24 weeks.
(c)	Amount represents the value of 80 hours of accrued but unused vacation time as of December 31, 2011.
(d)	Amount represents the value of 1,756 shares of Company stock which was accrued during 2011 as the Company’s 401(k) matching contribution but was unissued as of December 31, 2011, at $2.62, the closing price of the Company’s stock December 30, 2011.
(e)	Amount represents 12 months of medical, dental and vision insurance premiums at rates in effect at December 31, 2011.
(d)	Pursuant to Mr. Larson’s stock option agreements, all unvested stock options outstanding will vest upon termination at the end of the term of his employment agreement, termination without cause, or a change in control. Amount represents the value of the stock at $2.62, the closing price of the Company’s stock on December 30, 2011, less the exercise price of the options.
(f)	Pursuant to Mr. Larson’s restricted stock agreements, certain unvested restricted stock outstanding will vest upon a change in control.

31

Thomas H. Tulip, Ph.D.

	For Cause	Resignation	Death	Disability	End of Term	Without Cause	Change in Control
Cash payments:
Severance (a)	$—	$—	$—	$—	$225,000	$225,000	$450,000
Disability supplement (b)	—	—	—	147,600	—	—	—
Paid time off (c)	10,385	10,385	10,385	10,385	10,385	10,385	10,385
2011 401(k) match (d)	2,463	2,463	2,463	2,463	2,463	2,463	2,463
Continuation of benefits (e)	—	—	—	—	—	—	—
Stock option vesting Acceleration (f)	—	—	—	—	—	—	—
Restricted stock vesting Acceleration (g)	—	—	—	—	—	—	—
Total	$12,847	$12,847	$12,847	$160,447	$237,847	$237,847	$462,847

(e)	Severance amounts are pursuant to Dr. Tulip’s employment agreement.
(f)	During the first 6 months of disability, the Company will supplement disability insurance payments to Dr. Tulip to achieve 100% salary replacement. The Company’s short-term disability insurance policy currently pays $100 per week for a maximum of 24 weeks.
(g)	Amount represents the value of 72 hours of accrued but unused vacation time as of December 31, 2011.
(h)	Amount represents the value of 940 shares of Company stock which was accrued during 2011 as the Company’s 401(k) matching contribution but was unissued as of December 31, 2011, at $2.62, the closing price of the Company’s stock on December 30, 2011.
(i)	Dr. Tulip does not participate in the Company’s medical, dental or vision insurance plans.
(j)	Pursuant to Dr. Tulip’s stock option agreements, all unvested stock options outstanding will vest upon termination at the end of the term of his employment agreement, termination without cause, or a change in control. Amount represents the value of the stock at $2.62, the closing price of the Company’s stock on December 30, 2011, less the exercise price of the options.
(k)	Dr. Tulip’s restricted stock agreements do not include provisions for accelerated vesting.

Report of Compensation, Nominating and Governance Committee

The CNG Committee is responsible for establishing, reviewing and approving the Company’s compensation philosophy and policies, reviewing and making recommendations to the Board regarding forms of compensation provided to the Company’s directors and officers, reviewing and determining cash and equity awards for the Company’s officers and other employees, and administering the Company’s equity incentive plans.

In this context, the CNG Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. In reliance on the review and discussions referred to above, the CNG Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this proxy statement for its 2012 Annual Meeting of Stockholders.

The Compensation, Nominating

and Governance Committee

Peter F. Drake, Ph.D. (Chairman)

Brendan A. Ford

Jess Emery Jones, M.D.

Compensation, Nominating and Governance Committee Interlocks and Insider Participation

The current members of our CNG Committee are: Peter F. Drake, Ph.D. (Chairman), Brendan A. Ford, and Jess Emery Jones, M.D. In addition, Mr. Aschinger and Dr. Rowinsky served on the CNG Committee during 2011. None of these individuals were at any time during the fiscal year ended December 31, 2011, or at any other time, an officer or employee of the Company, and none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on our CNG Committee.

32

Summary Compensation Table

The following table sets forth certain information concerning the annual and long-term compensation of our Named Executive Officers for the last three fiscal years.

Summary Compensation Table for Fiscal 2011

					(c)
			(a)	(b)	Non-Equity	(d)
			Stock	Option	Incentive Plan	All Other	Total
Named Executive Officer	Year	Salary	Awards	Awards	Compensation	Compensation	Compensation

David C. Bupp (e)	2011	$536,282	$—	$—	$60,000	$9,967	$606,249
President and	2010	355,000	584,700	—	107,500	8,887	1,056,087
Chief Executive Officer	2009	335,000	565,308	—	45,000	8,621	953,929

Mark J. Pykett, V.M.D., Ph.D. (f)	2011	$363,249	$201,450	$—	$175,867	$7,431	$747,997
President and	2010	41,875	530,700	193,783	6,278	—	772,636
Chief Executive Officer	2009	—	—	—	—	—	—

Rodger A. Brown	2011	$172,347	$—	$—	$29,250	$7,096	$208,693
Vice President, Regulatory	2010	155,000	—	72,585	28,650	910	257,145
Affairs/Quality Assurance	2009	146,000	27,475	47,159	13,900	1,079	235,613

Frederick O. Cope, Ph.D. (g)	2011	$252,342	$—	$—	$63,375	$12,441	$328,158
Senior Vice President,	2010	211,000	—	145,169	51,375	5,980	413,524
Pharmaceutical Research and Clinical Development	2009	175,000	147,328	78,520	25,000	4,360	430,208

Brent L. Larson	2011	$222,637	$—	$—	$43,875	$10,438	$276,950
Senior Vice President and	2010	195,000	—	114,926	37,500	5,733	353,159
Chief Financial Officer	2009	184,000	82,426	65,247	15,313	4,934	351,920

Thomas H. Tulip, Ph.D. (h)	2011	$175,000	$394,320	$346,842	$60,023	$6,678	$982,863
Executive Vice President and	2010	—	—	—	—	—	—
Chief Business Officer	2009	—	—	—	—	—	—

(a)	Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of stock awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in the Company’s Form 10-K, filed March 7, 2012.
(b)	Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of option awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in the Company’s Form 10-K, filed March 7, 2012.
(c)	Amount represents the cash bonuses which have been approved by the CNG Committee and are disclosed for fiscal 2011, the year in which they were earned (i.e., the year to which the service relates).
(d)	Amount represents additional compensation as disclosed in the All Other Compensation table below.
(e)	Mr. Bupp retired from service as our President and Chief Executive Officer effective April 15, 2011.
(f)	Dr. Pykett commenced employment with the Company effective November 15, 2010, and was promoted to President and Chief Executive Officer effective April 15, 2011.
(g)	Dr. Cope commenced employment with the Company effective February 16, 2009.
(h)	Dr. Tulip commenced employment with the Company effective June 1, 2011.

33

All Other Compensation

The following table describes each component of the amounts shown in the “All Other Compensation” column in the Summary Compensation table above.

All Other Compensation Table for Fiscal 2011

		(a)	(b)	(c)	(d)	(e)
		Payment	Value of	Value of	Value of	401(k) Plan
		for	Health	Life	Disability	Employer	(f)	Total
		Unused	Insurance	Insurance	Insurance	Matching	Other	All Other
Named Executive Officer	Year	Vacation	Premiums	Premiums	Premiums	Contribution	Benefits	Compensation

David C. Bupp (g)	2011	$3,584	$227	$1,002	$213	$4,169	$772	$9,967
	2010	—	—	1,792	594	4,900	2,195	8,887
	2009	—	—	1,792	594	4,900	1,929	8,621

Mark J. Pykett, V.M.D., Ph.D. (h)	2011	$—	$1,019	$2,003	$640	$3,769	$—	$7,431
	2010	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—

Rodger A. Brown	2011	$4,769	$694	$1,081	$552	$—	$—	$7,096
	2010	—	—	910	460	—	—	910
	2009	—	—	857	434	—	—	1,079

Frederick O. Cope, Ph.D. (i)	2011	$4,818	$678	$1,405	$640	$4,900	$—	$12,441
	2010	—	—	1,229	594	4,751	—	5,980
	2009	—	—	851	446	3,509	—	4,360

Brent L. Larson	2011	$2,531	$1,019	$1,348	$640	$4,900	$—	$10,438
	2010	—	—	1,138	579	4,595	—	5,733
	2009	—	—	1,079	546	4,008	—	4,934

Thomas H. Tulip, Ph.D. (j)	2011	$—	$2,807	$650	$320	$2,901	$—	$6,678
	2010	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—

(a)	Amount represents payment for unused vacation time in excess of the amount eligible for rollover in fiscal 2011. The amount paid is calculated based on the employee’s salary in effect at the end of the fiscal year to which the unused vacation time relates.
(b)	Amount represents reimbursement of the lost tax benefit due to the ineligibility of our Named Executive Officers to pay their portion of medical, dental, and vision premiums on a pre-tax basis under our IRC Section 125 Plan.
(c)	Amount represents group life insurance premiums paid on behalf of the Named Executive Officers.
(d)	Amount represents group long-term disability insurance premiums paid on behalf of the Named Executive Officers.
(e)	Amount represents the value of the common stock contributed to the Named Executive Officer’s account in our 401(k) Plan as calculated on a quarterly basis.
(f)	During his tenure as Chief Executive Officer, the Company reimbursed Mr. Bupp for membership dues at a private club where Mr. Bupp often conducted business meetings.
(g)	Mr. Bupp retired from service as our President and Chief Executive Officer effective April 15, 2011.
(h)	Dr. Pykett commenced employment with the Company effective November 15, 2010, and was promoted to President and Chief Executive Officer effective April 15, 2011.
(i)	Dr. Cope commenced employment with the Company effective February 16, 2009.
(j)	Dr. Tulip commenced employment with the Company effective June 1, 2011.

34

Grants of Plan-Based Awards

The following table sets forth certain information about plan-based awards that we made to the Named Executive Officers during fiscal 2011. For information about the plans under which these awards were granted, see the discussion under “Short-Term Incentive Compensation” and “Long-Term Incentive Compensation” in the “Compensation Discussion and Analysis” section above.

Grants of Plan-Based Awards Table for Fiscal 2011

							All Other
						All Other	Option
		Estimated Future		Estimated Future		Stock	Awards:		Grant Date
		Payouts Under		Payouts Under		Awards:	Number of	Exercise	Fair Value
		Non-Equity Incentive		Equity Incentive		Number	Securities	Price of	of Stock
Named	Grant	Plan Awards (a)		Plan Awards (b)		of Shares	Underlying	Option	and Option
Executive Officer	Date	Threshold	Maximum	Threshold	Maximum	of Stock	Options	Awards	Awards

David C. Bupp	N/A	$—	$60,000	—	—	—	—	$—	$—	(a)

Mark J. Pykett,	N/A	$—	$180,377	—	—	—	—	—	$—	(a)
V.M.D., Ph.D.	4/15/2011	$—	$—	—	50,000	—	—	$—	$201,450	(c)

Rodger A. Brown	N/A	$—	$30,00	—	—	—	—	$—	$—	(a)

Frederick O. Cope, Ph.D.	N/A	$—	$65,000	—	—	—	—	$—	$—	(a)

Brent L. Larson	N/A	$—	$45,000	—	—	—	—	$—	$—	(a)

Thomas H. Tulip,	N/A	$—	$61,562	—	—	—	—	—	$—	(a)
Ph.D.	6/1/2011	$—	$—	—	80,000	—	—	—	$394,320	(d)
	6/1/2011	$—	$—	—	—	—	110,000	$4.93	$346,842	(e)

(a)	The threshold amount reflects the fact that no cash bonus awards would have been payable if none of the specified business performance objectives were achieved. The maximum amount reflects the target cash bonus awards payable if all of the specified business performance objectives are achieved. For actual cash bonus award amounts, see the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation table above.
(b)	The threshold amount reflects the fact that no restricted stock awards will be payable if none of the vesting terms are achieved. The maximum amount reflects the target restricted stock awards payable if all of the vesting terms are achieved.
(c)	These shares of restricted stock will vest upon the first regulatory approval of a Lymphoseek product by either the FDA or the EMA, or upon the occurrence of a change in control as defined in the restricted stock agreement. If the employment of Dr. Pykett with the Company is terminated for reasons other than a change in control before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreements all restricted shares that have not vested at the effective date of Dr. Pykett’s termination shall immediately be forfeited by Dr. Pykett.
(d)	These shares of restricted stock will vest according to the following terms:
•	20,000 of the restricted shares vested upon the completion of the AstraZeneca license agreement on December 9, 2011;
•	20,000 will vest upon the partnering of Lymphoseek in Europe covering at least four countries;
•	20,000 will vest upon the partnering of Lymphoseek in Asia covering either Japan or at least two other countries; and
•	20,000 will vest upon the achievement of annual revenue to the Company from Cardinal Health, Inc. related to Lymphoseek of over $2 million per month for three consecutive months following the receipt of commercial marketing clearance in the U.S., if achieved before the 24th month following such marketing clearance.

All of Dr. Tulip’s restricted shares vest upon the occurrence of a change in control as defined in Dr. Tulip’s employment agreement, or if Dr. Tulip is terminated without cause as defined in his employment agreement. If the employment of Dr. Tulip with the Company is terminated for reasons other than a change in control or termination without cause before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreement all restricted shares that have not vested at the effective date of Dr. Tulip’s termination shall immediately be forfeited by Dr. Tulip.

(e)	These stock options vest as to one-fourth on each of the first four anniversaries of the date of grant, and expire on the tenth anniversary of the date of grant. If the employment of Dr. Tulip with the Company is terminated due to a change in control or without cause before all of the stock options have vested, then pursuant to the terms of the Stock Option Award Agreement all stock options that have not vested at the effective date of Dr. Tulip’s termination shall immediately vest and become exercisable.

35

Outstanding Equity Awards

The following table presents certain information concerning outstanding equity awards held by the Named Executive Officers as of December 31, 2011.

Outstanding Equity Awards Table at Fiscal 2011 Year-End

	Option Awards					Stock Awards
						Equity Incentive Plan Awards
Named	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration		Number of Unearned	Market Value of Unearned
Executive Officer	Exercisable	Unexercisable	Price	Date	Note	Shares	Shares (s)	Note

David C. Bupp	—	—	—	—		300,000	$786,000	(m)

Mark J. Pykett,	66,667	133,333	$1.70	11/12/2010	(j)	300,000	$786,000	(p)
V.M.D., Ph.D.						50,000	$131,000	(q)

Rodger A. Brown	50,000	—	$0.49	7/28/2014	(b)	20,000	$52,400	(m)
	40,000	—	$0.39	12/10/2014	(c)	25,000	$65,500	(o)
	20,000	—	$0.26	12/27/2015	(d)
	20,000	—	$0.27	12/15/2016	(e)
	20,000	—	$0.362	1/3/2018	(f)
	16,667	8,333	$0.59	1/5/2019	(g)
	33,333	16,667	$1.10	10/30/2019	(i)
	15,000	45,000	$1.90	12/21/2020	(k)

Frederick O. Cope,	33,333	16,667	$0.65	2/16/2019	(h)	100,000	$262,000	(n)
Ph.D.	50,000	25,000	$1.10	10/30/2019	(i)	75,000	$196,500	(o)
	30,000	90,000	$1.90	12/21/2020	(k)

Brent L. Larson	70,000	—	$0.30	1/7/2014	(a)	50,000	$131,000	(m)
	50,000	—	$0.49	7/28/2014	(b)	75,000	$196,500	(o)
	50,000	—	$0.39	12/10/2014	(c)
	40,000	—	$0.26	12/27/2015	(c)
	50,000	—	$0.27	12/15/2016	(e)
	50,000	—	$0.362	1/3/2018	(f)
	16,667	8,333	$0.59	1/5/2019	(g)
	50,000	25,000	$1.10	10/30/2019	(i)
	23,750	71,250	$1.90	12/21/2020	(k)

Thomas H. Tulip, Ph.D.	—	110,000	$4.93	6/1/2011	(l)	60,000	$157,200	(r)

(a)	Options were granted 1/7/2004 and vested as to one-third on each of the first three anniversaries of the date of grant.
(b)	Options were granted 7/28/2004 and vested as to one-third on each of the first three anniversaries of the date of grant.
(c)	Options were granted 12/10/2004 and vested as to one-third on each of the first three anniversaries of the date of grant.
(d)	Options were granted 12/27/2005 and vested as to one-third immediately and on each of the first two anniversaries of the date of grant.
(e)	Options were granted 12/15/2006 and vested as to one-third on each of the first three anniversaries of the date of grant.
(f)	Options were granted 1/3/2008 and vested as to one-third on each of the first three anniversaries of the date of grant.
(g)	Options were granted 1/5/2009 and vest as to one-third on each of the first three anniversaries of the date of grant.
(h)	Options were granted 2/16/2009 and vest as to one-third on each of the first three anniversaries of the date of grant.
(i)	Options were granted 10/30/2009 and vest as to one-third on each of the first three anniversaries of the date of grant.
(j)	Options were granted 11/12/2010 and vest as to one-third on each of the first three anniversaries of the date of grant.
(k)	Options were granted 12/21/2010 and vest as to one-fourth on each of the first four anniversaries of the date of grant.
(l)	Options were granted 6/1/2011 and vest as to one-fourth on each of the first four anniversaries of the date of grant.
(m)	Restricted shares granted January 3, 2008. Pursuant to the terms of restricted stock agreements between the Company and each grantee, the restricted shares will vest upon the approval of a New Drug Application (NDA) for Lymphoseek by the United States Food and Drug Administration (FDA). If the employment of a grantee with the Company is terminated before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreements all restricted shares that have not vested at the effective date of such grantee’s termination shall immediately be forfeited by the grantee. Pursuant to its authority under Section 3.2 of the restricted stock agreements the CNG Committee eliminated the forfeiture provision in Section 3.2(b) of the restricted stock agreements effective January 1, 2009, which provision effected the forfeiture of the shares if the vesting event did not occur before June 30, 2010.
(n)	Restricted shares granted February 16, 2009. Pursuant to the terms of the restricted stock agreement between the Company and Dr. Cope, 50% of the restricted shares will vest upon the approval of a NDA for Lymphoseek by FDA or the approval of marketing authorization for Lymphoseek by the EMA and 50% of the restricted shares will vest upon the commencement of patient enrollment in a Phase 3 clinical trial in humans of RIGScan. All of the restricted shares vest upon the occurrence of a change in control as defined in Dr. Cope’s employment agreement. If the employment of Dr. Cope with the Company is terminated for reasons other than a change in control before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreement all restricted shares that have not vested at the effective date of Dr. Cope’s termination shall immediately be forfeited by Dr. Cope.

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(o)	Restricted shares granted December 1, 2009. Pursuant to the terms of restricted stock agreements between the Company and each grantee, the restricted shares will vest upon the approval of a NDA for Lymphoseek by the FDA or the approval of marketing authorization for Lymphoseek by the EMA. All of the restricted shares vest upon the occurrence of a change in control as defined in the restricted stock agreement. If the employment of a grantee with the Company is terminated for reasons other than a change in control before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreements all restricted shares that have not vested at the effective date of such grantee’s termination shall immediately be forfeited by the grantee.
(p)	Restricted shares granted November 15, 2010. Pursuant to the terms of the restricted stock agreement between the Company and Dr. Pykett, 125,000 of the restricted shares will vest upon the approval of a NDA for Lymphoseek by FDA or the approval of marketing authorization for Lymphoseek by the EMA and 175,000 of the restricted shares will vest upon the approval of a NDA for a RIGS technology product by FDA or the approval of marketing authorization for a RIGS technology product by the EMA. All of the restricted shares vest upon the occurrence of a change in control as defined in Dr. Pykett’s employment agreement, or if Dr. Pykett is terminated without cause as defined in his employment agreement. If the employment of Dr. Pykett with the Company is terminated for reasons other than a change in control or without cause before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreement all restricted shares that have not vested at the effective date of Dr. Pykett’s termination shall immediately be forfeited by Dr. Pykett.
(q)	Restricted shares granted April 15, 2011. Pursuant to the terms of the restricted stock agreement between the Company and Dr. Pykett, the restricted shares will vest upon the first regulatory approval of a Lymphoseek product by either the FDA or the EMA. All of the restricted shares vest upon the occurrence of a change in control as defined in the restricted stock agreement. If the employment of Dr. Pykett with the Company is terminated for reasons other than a change in control before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreements all restricted shares that have not vested at the effective date of Dr. Pykett’s termination shall immediately be forfeited by Dr. Pykett.
(r)	Restricted shares granted June 1, 2011. Pursuant to the terms of the restricted stock agreement between the Company and Dr. Tulip, 20,000 of the restricted shares vested upon the completion of the AstraZeneca license agreement on December 9, 2011, 20,000 will vest upon the partnering of Lymphoseek in Europe covering at least four countries, 20,000 will vest upon the partnering of Lymphoseek in Asia covering either Japan or at least two other countries, and 20,000 will vest upon the achievement of annual revenue to the Company from Cardinal Health, Inc. related to Lymphoseek of over $2 million per month for three consecutive months following the receipt of commercial marketing clearance in the U.S., if achieved before the 24th month following such marketing clearance. All of the restricted shares vest upon the occurrence of a change in control as defined in Dr. Tulip’s employment agreement, or if Dr. Tulip is terminated without cause as defined in his employment agreement. If the employment of Dr. Tulip with the Company is terminated for reasons other than a change in control or without cause before all of the restricted shares have vested, then pursuant to the terms of the restricted stock agreement all restricted shares that have not vested at the effective date of Dr. Tulip’s termination shall immediately be forfeited by Dr. Tulip.
(s)	Estimated by reference to the closing market price of the Company’s common stock on December 31, 2011, pursuant to Instruction 3 to Item 402(f)(2) of Regulation S-K. The closing price of the Company’s common stock on December 31, 2011, was $2.62.

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Options Exercised and Stock Vested

The following table presents, with respect to the Named Executive Officers, certain information about option exercises and restricted stock vested during fiscal 2011.

Options Exercised and Stock Vested Table for Fiscal 2011

	Option Awards			Stock Awards
	Number of			Number of
	Shares	Value		Shares	Value
	Acquired on	Realized on		Acquired on	Realized on
Named Executive Officer	Exercise	Exercise (a)		Vesting	Vesting (a)
David C. Bupp	1,525,000	$5,774,650	(b)	1,000,000	$3,576,000	(c),(d)
Mark J. Pykett, V.M.D., Ph.D.	—	—		—	—
Rodger A. Brown	190,000	488,100	(e)	—	—
Frederick O. Cope, Ph.D.	—	—		—	—
Brent L. Larson	120,000	310,300	(f)	—	—
Thomas H. Tulip, Ph.D.	—	—		20,000	49,980	(g)

(a)	Computed using the fair market value of the stock on the date prior to or the date of exercise or vesting, as appropriate, in accordance with our normal practice.
(b)	On April 13, 2011, Mr. Bupp exercised options to purchase 1,525,000 shares of common stock at exercise prices ranging from $0.13 to $0.49 per share and a weighted average exercise price of $0.32 per share. After cancelling 637,321 shares of stock to cover the exercise price and related taxes, we issued 887,679 shares of common stock to Mr. Bupp. The market price on the date of exercise was $4.11 per share.
(c)	On April 15, 2011, 700,000 shares of Mr. Bupp’s restricted stock vested in accordance with the terms of his restricted stock agreements and his separation agreement. The market price of the stock on the vesting date was $4.03 per share.
(d)	On August 15, 2011, 300,000 shares of Mr. Bupp’s restricted stock vested upon ratification by our stockholders of the amendment to the Company’s Amended and Restated 2002 Stock Incentive Plan at the 2011 Annual Meeting of Stockholders, in accordance with the terms of his restricted stock agreement and his separation agreement. The market price on the date prior to vesting was $2.52 per share.
(e)	On November 1, 2011, Mr. Brown exercised options to purchase 190,000 shares of common stock at exercise prices ranging from $0.13 to $0.42 per share and a weighted average exercise price of $0.27 per share. After cancelling 80,779 shares of stock to cover the exercise price and related taxes, we issued 109,221 shares of common stock to Mr. Brown. The market price on the date prior to exercise was $2.84 per share.
(f)	On November 1, 2011, Mr. Larson exercised options to purchase 120,000 shares of common stock at exercise prices ranging from $0.13 to $0.42 per share and a weighted average exercise price of $0.25 per share. After cancelling 47,287 shares of stock to cover the exercise price and related taxes, we issued 72,713 shares of common stock to Mr. Larson. The market price on the date prior to exercise was $2.84 per share.
(g)	On December 9, 2011, the execution of the license agreement with AstraZeneca caused 20,000 shares of Dr. Tulip’s restricted stock to vest in accordance with the terms of his restricted stock agreement. The market price of the stock on the vesting date was $2.50 per share.

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Compensation of Non-Employee Directors

Each non-employee director received an annual cash retainer of $25,000 and earned an additional $2,500 per board meeting attended in person or $500 per telephonic board meeting during the fiscal year ended December 31, 2011. The Chairman of the Company’s Board of Directors received an additional annual retainer of $12,500, the Chairman of the Audit Committee received an additional annual retainer of $10,000, the Vice Chairman of the Board of Directors received an additional annual retainer of $5,000, and the Chairman of the CNG Committee received an additional annual retainer of $3,750 for their services in those capacities during 2011. Members of all committees of the Company’s Board of Directors earned an additional $1,000 per committee meeting, whether attended in person or telephonically. We also reimbursed non-employee directors for travel expenses for meetings attended during 2011.

Each non-employee director also received 17,000 shares of restricted stock as a part of the Company’s annual stock incentive grants, in accordance with the provisions of the Navidea Biopharmaceuticals, Inc. Third Amended and Restated 2002 Stock Incentive Plan. The restricted stock granted will vest on the date of approval by the FDA of a Phase 3 clinical program for a RIGS technology product or the approval of marketing authorization for a RIGS technology product by the EMA. The aggregate number of equity awards outstanding at February 17, 2012, for each Director is set forth in the footnotes to the beneficial ownership table above. Directors who are also officers or employees of Navidea do not receive any compensation for their services as directors.

The following table sets forth certain information concerning the compensation of non-employee Directors for the fiscal year ended December 31, 2011.

Name	(a) Fees Earned or Paid in Cash	(b),(c) Option Awards	(d),(e) Stock Awards	All Other Compensation	Total Compensation

Carl J. Aschinger, Jr. (f)	$40,625	$—	$45,033	$—	$85,658
David C. Bupp (g)	31,250	—	—	—	31,250
David C. Bupp (h)	—	—	—	31,825	31,825
Peter F. Drake, Ph.D. (i)	36,563	—	88,043	—	124,606
Brendan A. Ford	59,250	—	45,033	—	104,283
Owen E. Johnson, M.D. (f)	32,250	—	45,033	—	77,283
Jess Emery Jones, M.D. (i)	32,750		88,043	—	120,793
Fred B. Miller (f)	39,000	—	45,033	—	84,033
Eric K. Rowinsky, M.D.	48,500	—	45,033	—	93,533
Eric K. Rowinsky, M.D. (j)	—	92,398	171,540	98,433	362,371
Gordon A. Troup	55,625	—	45,033	—	100,658

(a)	Amount represents fees earned during the fiscal year ended December 31, 2011 (i.e., the year to which the service relates). Quarterly retainers and meeting attendance fees are paid during the quarter following the quarter in which they are earned.
(b)	Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of stock option awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in the Company’s Form 10-K, filed March 7, 2012.
(c)	At December 31, 2011, the non-employee directors held an aggregate of 50,000 options to purchase shares of common stock of the Company. Dr. Rowinsky held 30,000 options and Mr. Troup held 20,000 options.
(d)	Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of restricted stock awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in the Company’s Form 10-K, filed March 7, 2012.
(e)	At December 31, 2011, the non-employee directors held an aggregate of 505,000 shares of unvested restricted stock. Mr. Bupp held 300,000 shares of unvested restricted stock, Messrs. Ford and Troup each held 47,000 shares of unvested restricted stock, Drs. Drake and Jones each held 17,000 shares of unvested restricted stock, and Dr. Rowinsky held 77,000 shares of unvested restricted stock.
(f)	Mr. Aschinger, Dr. Johnson, and Mr. Miller retired from our Board of Directors effective August 15, 2011, the date of the 2011 Annual Meeting.
(g)	Mr. Bupp retired from his position as the Company’s President and Chief Executive Officer and therefore became a non-employee director of the Company effective April 15, 2011.
(h)	Following his retirement, Mr. Bupp continued to provide services to the Company under a consulting agreement, earning a total of $31,825 during the year ended December 31, 2011.
(i)	Drs. Drake and Jones were appointed to the Company’s Board of Directors effective May 23, 2011.
(j)	In addition to his service as a Board member, Dr. Rowinsky provided services to the Company under a consulting agreement. During the year ended December 31, 2011, Dr. Rowinsky earned a total of $98,433 in cash consulting fees, and was issued 60,000 options to purchase shares of common stock of the Company and 60,000 shares of restricted stock, 30,000 shares of which vested on December 9, 2011, upon the Company’s execution of the AstraZeneca license agreement.

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CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to our directors, officers and all employees. The code of business conduct and ethics is posted on our website at www.navidea.com. The code of business conduct and ethics may be also obtained free of charge by writing to Navidea Biopharmaceuticals, Inc., Attn: Chief Financial Officer, 425 Metro Place North, Suite 450, Dublin, Ohio 43017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We adhere to our Code of Business Conduct and Ethics, which states that no director, officer or employee of Navidea should have any personal interest that is incompatible with the loyalty and responsibility owed to our Company. We do not currently have a written policy regarding related party transactions. When considering whether to enter into a related party transaction, the Board considers a variety of factors including, but not limited to, the nature and type of the proposed transaction, the potential value of the proposed transaction, the impact on the actual or perceived independence of the related party and the potential value to the Company of entering into such a transaction. All proposed transactions with a potential value of greater than $120,000 are approved by the Board.

In July 2007, David C. Bupp, our then-President and CEO, and certain members of his family (the Bupp Investors) purchased a $1.0 million convertible note (the Bupp Note) and warrants. The Bupp Note bore interest at 10% per annum, had an original term of one year and was repayable in whole or in part with no penalty. The note was convertible, at the option of the Bupp Investors, into shares of our common stock at a price of $0.31 per share. As part of this transaction, we issued the Bupp Investors Series V warrants to purchase 500,000 shares of our Common Stock at an exercise price of $0.31 per share, expiring in July 2012.

In December 2007, we extended the term of the $1.0 million Bupp Note to December 31, 2011. In consideration for the Bupp Investors’ agreement to extend the term of the Bupp Note, we agreed to provide security for the obligations evidenced by the amended Bupp Note (the Amended Bupp Note), under the terms of a Security Agreement, dated December 26, 2007, by and between the Company and the Bupp Investors. As further consideration for extending the term of the Bupp Note, we issued the Bupp Investors additional Series V warrants to purchase 500,000 shares of our Common Stock at an exercise price of $0.32 per share, expiring in December 2012.

In June 2010, we entered into a Securities Exchange Agreement with the Bupp Investors, pursuant to which the Bupp Investors exchanged the Amended Bupp Note for 1,000 shares of Series C Convertible Preferred Stock (the Series C Preferred Stock), convertible into 3,226,000 shares of Common Stock. The Series C Preferred Stock has a 10% dividend rate, payable quarterly, and participates equally with our Common Stock in liquidation proceeds based upon the number of common shares into which the Series C Preferred Stock is then convertible. As a result of this exchange transaction, all security interests in the Company’s assets held by the Bupp Investors were extinguished.

During 2011, Mr. Bupp and certain members of his family exercised 810,000 Series V warrants in exchange for issuance of 810,000 shares of our Common Stock, resulting in gross proceeds of $255,600.

In August 2010, we entered into a Consulting Agreement with Eric K. Rowinsky, M.D. for services related to the development and regulatory strategies regarding Lymphoseek and RIGS, as well as business development assessments and transactions. Dr. Rowinsky’s Consulting Agreement was renewed in August 2011. During 2011, we paid Dr. Rowinsky a total of $98,433 in cash consulting fees, and issued 60,000 options to purchase shares of Common Stock of the Company and 60,000 shares of restricted stock, 30,000 shares of which vested on December 9, 2011 upon the Company’s execution of the AstraZeneca license agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2011, except for: (i) David C. Bupp, who had two late Form 4 filings, one related to restricted stock which vested in April 2011, and one related to Company stock that he sold on the open market in November 2011, (ii) Peter F. Drake, Ph.D., who had one late Form 4 filing related to Company stock that he purchased on the open market in September 2011, (iii) Eric K. Rowinsky, M.D., who had one late Form 4 filing related to restricted stock which vested in December 2011, and (iv) Thomas H. Tulip, Ph.D., who had one late Form 3 filing related to becoming an officer of the Company in June 2011 and one late Form 4 filing related to restricted stock which vested in December 2011.

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FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees. The aggregate fees billed and expected to be billed for professional services rendered by BDO USA, LLP for the audit of the Company’s annual consolidated financial statements for the 2011 fiscal year, the audit of the Company’s internal control over financial reporting as of December 31, 2011, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2011 fiscal year, consents related to the Company’s registration statements filed during the 2011 fiscal year, and consulting services related to the Company’s sale of the GDS Business during the 2011 fiscal year were $256,617 (including direct engagement expenses). The aggregate fees billed and expected to be billed for professional services rendered by BDO USA, LLP for the audit of the Company’s annual consolidated financial statements for the 2010 fiscal year, the audit of the Company’s internal control over financial reporting as of December 31, 2010, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2010 fiscal year, consents related to the Company’s registration statements filed during the 2010 fiscal year, and consulting services related to the Company’s modification of certain debt and equity instruments during the 2010 fiscal year were $267,171 (including direct engagement expenses).

Audit-Related Fees. No fees were billed by BDO USA, LLP for audit-related services for the 2011 or 2010 fiscal years.

Tax Fees. The aggregate fees billed and expected to be billed for tax-related services rendered by BDO USA, LLP for the IRC Section 382 study and the review of the Company’s tax returns for the 2010 tax year during the 2011 fiscal year were $29,285 (including direct engagement expenses). The aggregate fees billed and expected to be billed for tax-related services rendered by BDO USA, LLP for consulting services related to the Section 48D tax credit and the review of the Company’s tax returns for the 2009 tax year during the 2010 fiscal year were $23,410 (including direct engagement expenses).

All Other Fees. No fees were billed by BDO USA, LLP for services other than the audit, audit-related and tax services for the 2011 or 2010 fiscal years.

Pre-Approval Policy. The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit. The Audit Committee, through the function of the Chairman, has given general pre-approval for 100% of specified audit, audit-related, tax and other services.

COST OF SOLICITATION OF PROXIES

We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

GOVERNANCE MATERIALS AVAILABLE ON OUR WEBSITE

Stockholders may find the following information on the Company’s website at www.navidea.com.

•	Navidea’s Code of Business Conduct and Ethics

•	Management and Board of Director biographies

•	Information regarding securities transactions by directors and officers

•	Standing Committee Charters for Audit Committee and Compensation and Nominating and Governance Committee

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STOCKHOLDER PROPOSALS

A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2013 must be received by the Company before March 12, 2013, at its executive offices, Attention: Brent Larson. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2013 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after May 26, 2013.

A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III, Section 2 of our Bylaws. A copy of these procedures is available upon request from the Company at 425 Metro Place North, Suite 450, Dublin, Ohio 43017-1367, Attention: Brent Larson. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2013 Annual Meeting, notice of the nomination must be delivered to the Company’s executive offices, Attention: Brent Larson, before March 12, 2013.

OTHER BUSINESS

The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION;

INCORPORATION BY REFERENCE

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. The Company’s filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated July 10, 2012. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the envelope provided or vote through the Internet or by telephone as described in the enclosed proxy card.

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Appendix A

NAVIDEA BIOPHARMACEUTICALS, INC.

FOURTH AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN

1.	Background, Purpose and Duration

1.1          Effective Date. The Plan is effective as of March 7, 2002, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2002 Annual Meeting of Stockholders. Section 4.1 of the Plan was amended effective March 15, 2005, subject to ratification by an affirmative vote of the holders of a majority of the Shares present in person or by proxy and entitled to vote at the 2005 Annual Meeting of Stockholders. The Company further amended Section 4.1 of the Plan effective February 29, 2008, which amendment is subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2008 Annual Meeting of Stockholders. The Company further amended Sections 4.1 and 12.2 of the Plan effective December 20, 2010, which amendments are subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2011 Annual Meeting of Stockholders. The Company amended Sections 4.1, 5.1, 7.1, 9, and 10.5 of the Plan, and added a new Section 13 to the Plan, among other conforming updates, effective June 25, 2012, which amendments are subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2012 Annual Meeting of Stockholders.

1.2          Purpose of the Plan. The Plan is intended to further the growth and profitability of the Company by providing increased incentive to and encourage Share ownership on the part of (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are not employees of the Company. All management and key Employees, Consultants and Directors of the Company are eligible to receive Awards under the Plan.

2.	Definitions

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1          “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2          “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships, limited liability corporations and joint ventures) controlling, controlled by, or under common control with the Company.

2.3          “Affiliated SAR” means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option, except to the extent of the exercise of the related Option.

2.4          “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

2.5          “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.6          “Board” means the Board of Directors of the Company.

2.7          “Change of Control” will be deemed to have occurred if and when (a) an individual, partnership, corporation, trust or other entity (“Person”) acquires or combines with the Company, or 50 percent or more of the Company’s assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) are owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination; or (b) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board (“Original Board Members”) cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members or elected by them.

2.8          “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9          “Committee” means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.10        “Company” means Navidea Biopharmaceuticals, Inc., a Delaware corporation, its Subsidiaries and any successors.

2.11        “Consultant” means any person who provides services to the Company or any Subsidiary (other than in connection with the offer or sale of securities of the Company or any Subsidiary in a capital raising transaction), who is neither an Employee nor a Director and who is a consultant or an adviser to the Company or any Subsidiary within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

2.12        “Covered Officers” means those Participants who the Committee designates, for each Performance Period, in order to maintain qualified performance-based compensation within the meaning of Code Section 162(m).

2.13        “Director” means any individual who is a member of the Board.

2.14        “Disability” means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

2.15        “Employee” means any management or key employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.16        “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.17        “Extraordinary Events” shall mean (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) capital gains and losses, (f) special charges in connection with mergers and acquisitions, and (g) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the applicable year.

2.18        “Fair Market Value” means (a) if the Shares are listed or admitted to trading on a national securities exchange, the per Share closing price regular way on the principal national securities exchange on which the Shares are listed or admitted to trading on the day prior to the Grant Date or, if no closing price can be determined for such day, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange, but are quoted on the over-the-counter Bulletin Board, the average of the high and low sales price per share reported on the over-the-counter Bulletin Board on the day prior to the Grant Date or, if no high and low price can be determined for such day, the most recent date for which such price can reasonably be ascertained, or (c) if the Shares are not listed or admitted to trading on a national securities exchange, nor are quoted on the over-the-counter Bulletin Board, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the Grant Date, or the most recent such bid and asked prices then available, as reported by the over-the-counter market or as furnished by any market maker selected from time to time by the Committee for that purpose. In all other cases, the fair market value will be determined in accordance with procedures established in good faith by the Committee and with respect to Incentive Stock Options, shall conform to regulations issued by the Internal Revenue Service.

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2.19        “Fiscal Year” means the fiscal year of the Company.

2.20        “Freestanding SAR” means a SAR that is granted independently of any Option.

2.21        “Grant Date” means, with respect to an Award, the date that the Award was granted.

2.22        “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

2.23        “Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.24        “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.25        “Participant” means an Employee, Consultant, or Non-employee Director who has an outstanding Award.

2.26        “Performance Goal” shall mean any one or more of the following performance criteria:

(a)          Income (loss) per common share from continuing operations as disclosed in the Company’s annual report to shareholders for a particular Fiscal Year;

(b)          Income (loss) per common share disclosed in the Company’s annual report to stockholders for a particular Fiscal Year;

(c)          Income (loss) per common share or income (loss) per common share from continuing operations excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles (GAAP) which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements (hereinafter “EPS”);

(d)          Ratio of (i) operating profit, or other objective and specific income (loss) category results to (ii) average common shares outstanding (adjustments to (i) in this paragraph may be made at the time of the goal/target establishment by the Committee in its discretion);

(e)          Any of items (a), (b), (c) or (d) on a diluted basis as described in Statement of Financial Accounting Standards No. 128 including official interpretations or amendments thereof which may be issued from time to time as long as such interpretations or amendments are utilized on the face of the income statement or in the notes to the financial statements disclosed in the Company’s annual report to shareholders;

(f)          Share price;

(g)          Total stockholder return expressed on a dollar or percentage basis as is customarily disclosed in the proxy statement accompanying the notice of annual meetings of stockholders;

(h)          Income (loss) (i) from continuing operations before extraordinary charge(s), or (ii) before extraordinary charge(s), or (iii) net, as the case may be, adjusted to remove the effect of any accruals for restructuring programs or other unusual or infrequent items as defined by generally accepted accounting principles (GAAP) disclosed as a separate component of income on the face of the income statement or in the notes to the financial statements;

(i)          Net income;

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(j)          Income (loss) before income taxes;

(k)          Any of items (a) through (j) above with respect to any Subsidiary, Affiliate, division, business unit or business group of the Company whether or not such information is included in the Company’s annual report to stockholders, proxy statement or notice of annual meeting of stockholders;

(l)          Any of items (a) though (j) above with respect to a Performance Period whether or not such information is included in the Company’s annual report to stockholders, proxy statement or notice of annual meetings of stockholders;

(m)          Total Stockholder Return Ranking Position meaning the relative placement of the Company’s Total Stockholder Return compared to those publicly held companies in the Company’s peer group as established by the Committee prior to the beginning of a vesting period or such later date as permitted under the Code. The peer group shall be comprised of not less than six (6) companies, including the Company; or

(n)          Any other objective criteria established by the Committee and approved by the shareholders of the Company prior to payment of any Award based on the criteria.

With respect to items (a), (b), (c) and (d) above, other terminology may be used for “income (loss) per common share” (such as “Basic EPS”, “earnings per common share”, “diluted EPS”, or “earnings per common share-assuming dilution”) as contemplated by Statement of Financial Accounting Standards No. 128.

2.27        “Performance Period” means the Fiscal Year except in the following cases: (a) the Employee’s service period within a Fiscal Year in the case of a new hire or promoted Employee; or (b) a period of service determined at the discretion of the Committee prior to the expiration of more than 25% of the period. Notwithstanding any provision contained herein, Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

2.28        “Performance Share” means a Performance Share granted to a Participant pursuant to Section 8.

2.29        “Performance Unit” means a Performance Unit granted to a Participant pursuant to Section 8.

2.30        “Period of Restriction” means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date.

2.31        “Plan” means the Navidea Biopharmaceuticals, Inc. Fourth Amended and Restated 2002 Stock Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.32        “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.

2.33        “Retirement” means, in the case of an Employee, a Termination of Service by reason of the Employee’s retirement at or after his or her having satisfied the requirements for retirement under the applicable Company or Affiliate qualified retirement plan. With respect to a Consultant, no Termination of Service shall be deemed to be on account of “Retirement.” With respect to a Non-employee Director, “Retirement” means termination of service on the Board with the consent of the remaining Directors.

2.34        “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

2.35        “Section 16 Person” means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

2.36        “Shares” means the shares of the Company’s common stock, $0.001 par value.

2.37        “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

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2.38        “Subsidiary” means any entity in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the chain then owns fifty percent (50%) or more of the total combined voting power in one of the other entities in the chain.

2.39        “Tandem SAR” means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

2.40        “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director’s service on the Board for any reason.

3.	Administration

3.1          The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee shall be comprised solely of Directors who both are (a) “non-employee directors” under Rule 16b-3, and (b) “outside directors” under section 162(m) of the Code.

3.2          Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

3.3          Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3.

3.4          Non-employee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board’s administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

3.5          Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all Persons, and shall be given the maximum deference permitted by law.

4.	Shares Subject to the Plan

4.1          Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed Twelve Million (12,000,000) Shares. The maximum number of Shares that are available for grant to any individual Participant in any calendar year shall not exceed 750,000 Shares. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

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4.2          Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

4.3          Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 10.5 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

5.	Stock Options

5.1          Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. Nonqualified Stock Options may be granted to Non-employee Directors of the Company in accordance with Article 9 of the Plan. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

5.2          Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3          Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1       Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date.

5.3.2        Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3        Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

5.4          Expiration of Options.

5.4.1       Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

(a)          The date for termination of the Option set forth in the written Award Agreement; or

(b)          The expiration of ten (10) years from the Grant Date (except as provided in Section 5.8.4 regarding Incentive Stock Options); or

(c)          Immediately upon the date and time of the Participant’s Termination of Service for a reason other than the Participant’s death, Disability or Retirement, unless the Committee in its sole discretion elects to extend the exercisability of an Option to not more than three (3) months from Termination of Service; or

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(d)          The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of death, Disability or Retirement (except as provided in Section 5.8.2 regarding Incentive Stock Options).

5.4.2       Committee Discretion. Subject to the limits of Sections 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

5.5          Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a Section 16 Person be exercisable until at least six (6) months following the Grant Date.

5.6          Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or the Company’s designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7          Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8          Certain Additional Provisions for Incentive Stock Options. Notwithstanding anything to the contrary contained in this Section 5, the following provisions shall apply to any Incentive Stock Option granted pursuant to the Plan.

5.8.1        Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

5.8.2       Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

5.8.3       Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

5.8.4       Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.9          Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already owned Shares, shall be granted an additional option (a “Reload Option”) for a number of shares equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

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5.10        Acceleration on Change of Control. Unless provided otherwise in the Award Agreement, if a Change of Control occurs, all outstanding Options granted under the Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary exercise or vesting periods specified in this Plan.

6.	Stock Appreciation Rights.

6.1          Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

6.1.1       Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option. In no event shall a SAR granted to a Section 16 Person become exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

6.2          Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

6.3          Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

6.4          SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.5          Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

6.6          Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)          The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b)          The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

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7.	Restricted Stock

7.1          Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Consultants, and Non-employee Directors of the Company in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

7.2          Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3          Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

7.4          Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

7.5          Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6          Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.7          Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a “derivative security” or an “equity security” under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

7.8          Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

8.	Performance Units and Performance Shares

8.1          Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

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8.2          Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3          Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the “Performance Period”. Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

8.4          Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

8.5          Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in cash, Shares or a combination thereof

8.6          Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

9.	Non-employee Directors Options

9.1          Granting of Options. Subject to the terms and provisions of the Plan, the Board may grant Nonqualified Stock Options to purchase shares to Non-employee Directors of the Company.

9.2          Terms of Options. The Board, in its sole discretion, shall determine the number of shares subject to each Option.

9.2.1       Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

9.2.2       Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date.

9.2.3       Exercisability. Each Option granted pursuant to this Section 9 shall become exercisable in full one year after the date the Option is granted. If a Non-employee Director incurs a Termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

9.2.4       Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

(a)          The expiration of ten (10) years from the Grant Date; or

(b)          The expiration of three (3) months from the date of the Participant’s Termination of Service for a reason other than death, Disability or Retirement; or

(c)          The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability or Retirement.

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9.2.5          Death of Director. Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate one (1) year after the date of his or her death.

9.2.6        Special Rule for Retirement. Notwithstanding the provisions of Section 9.2.4, if the exercisability of an Option is accelerated under Section 9.2.3 on account of the Participant’s Retirement, such Option shall terminate upon the first to occur of: (a) the expiration of ten (10) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant’s death.

9.2.7       Not Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

9.2.8       Other Terms. All provisions of the Plan not inconsistent with this Section 9, including, but not limited to, Section 5.10, shall apply to Options granted to Non-employee Directors.

9.3          Elections by Non-employee Directors. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Non-employee Director may elect to forego receipt of all or a portion of committee fees and meeting fees otherwise due to the Non-employee Director in exchange for Shares. The number of Shares received by any Non-employee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-employee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section 9.3 shall be designed to ensure that any such election by a Non-employee Director will not disqualify him or her as a “non-employee director” under Rule 16b-3.

10.           Section 162(m) Deduction Qualification. Except as otherwise provided in Section 10.5, the provisions of this Section 10 shall apply only to Awards of Covered Officers.

10.1          Awards for Covered Officers. Any other provision of the Plan notwithstanding, all Awards to Covered Officers shall be made in a manner that allows for the full deductibility of the Award by the Company or its Subsidiaries under Section 162(m) of the Code. All Awards for Covered Officers shall comply with the provisions of this Section 10.

10.2          Designation of Covered Officers. For each Performance Period, the Committee will designate which Participants are Covered Officers prior to the completion of 25% of the Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the Code).

10.3          Establishment of Performance Goals and Awards for Covered Officers. Prior to the completion of 25% of a Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the Code), the Committee shall in its sole discretion, for each such Performance Period: (a) determine and establish in writing one or more Performance Goals applicable to the Performance Period for each Covered Officer; and (b) either (i) assign each Covered Officer a target Award expressed as a fixed number of Shares or a whole dollar amount or (ii) establish a payout table or formula for purposes of determining the Award payable to each Covered Officer. Each payout table or formula: (a) shall be in writing; (b) shall be based on a comparison of actual performance to the Performance Goals; (c) may include a “floor” which is the level of achievement of the Performance Goal in which payout begins; and (d) shall provide for an actual Award equal to or less than the Covered Officer’s target Award, depending on the extent to which actual performance approached or reached the Performance Goal. Such pre-established Performance Goals and Awards must state, in terms of an objective formula or standard, the method for computing the amount of the Award payable to each Covered Officer if the Performance Goal is met. A formula or standard is objective if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Officer. The Committee may establish any number of Performance Periods, Performance Goals and Awards for any Covered Officer running concurrently, in whole or in part, provided, that in so doing the Committee does not jeopardize the Company’s deduction for such Awards under Section 162(m) of the Code. The Committee may select different Performance Goals and Awards for different Covered Officers.

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10.4          Certification of Achievement of Performance Goals and Amount of Awards. After the end of each Performance Period, or such earlier date if the Performance Goals are achieved, the Committee shall certify in writing, prior to the unconditional payment of any Award, that the Performance Goals for the Performance Period and all other material terms of the Plan were satisfied and to what extent they were satisfied. The Committee shall determine the actual Award for each Covered Officer based on the payout table/formula established in Section 10.3, as the case may be. Extraordinary Events shall either be excluded or included in determining the extent to which the corresponding Performance Goal has been achieved, whichever will produce the higher Award, provided, however, notwithstanding the attainment of specified Performance Goals, the Committee has the discretion to reduce or eliminate an Award that would otherwise be paid to any Participant, including any Covered Officer, based on the Committee’s evaluation of Extraordinary Events or other factors. Without limiting the manner of computing Awards set forth in the preceding sentence, with respect to Covered Officers, the Committee may not under any circumstances increase the amount of an Award.

10.5          Maximum Award. Any other provision of the Plan notwithstanding, the maximum aggregate Awards payable to any Participant under the Plan for any Performance Period shall not exceed Seven Hundred Fifty Thousand (750,000) Shares, which maximum number of Shares shall be adjusted pursuant to Section 4.3.

11.	Miscellaneous

11.1          Forfeiture. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, in the event of a breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or an Affiliate), or any activity of a Participant or former Participant in competition with any of the businesses of the Company or an Affiliate, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested, and/or (b) if such conduct or activity occurs within one year following the exercise or payment of an Award, require the former Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or repayment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the Fair Market Value of the Shares on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or Affiliate to such individual if necessary to satisfy the repayment obligation. The determination of whether any Participant or former Participant has engaged in a breach of conduct or any activity in competition with any of the businesses of the Company or an Affiliate shall be determined by the Committee in good faith and in its sole discretion.

11.2          No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Unless there is a written agreement between the Employee and the Company or an Affiliate to the contrary, employment of an Employee with the Company and its Affiliates is on an at-will basis only.

11.3          Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

11.4          Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Code of Regulations, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

11.5          Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

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11.6          Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

11.7          Nontransferability of Awards; Unfunded Plan. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 11.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, to the extent provided in the applicable Award Agreement, a Participant may transfer a Nonqualified Stock Option either (a) to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members, or to partnerships or other entities in which such family members are the only partners or owners, provided that the Participant does not receive any consideration for the transfer, or (b) if such transfer is approved by the Committee. If such transfer is permitted under the Award Agreement, any Nonqualified Stock Option held by such transferees are subject to the same terms and conditions that applied to such Nonqualified Stock Options immediately prior to transfer based on the transferor Participant’s continuing relationship with the Company. It is intended that the Plan be an “unfunded” plan for incentive compensation. The Plan does not give a Participant any interest, lien or claim against any specific asset of the Company. No Participant or beneficiary shall have any rights under this Plan other than as a general unsecured creditor of the Company.

11.8          No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

11.9          Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

11.10          Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the minimum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

11.11          Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

12.	Amendment, Termination and Duration

12.1          Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. However, if and to the extent required to maintain the Plan’s qualification under applicable law or stock exchange regulation, any such amendment shall be subject to shareholder approval. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

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12.2          Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 12.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after March 7, 2015.

13.	Section 409A of the Code

13.1          General Section 409A Compliance and Extensions of Options. It is intended that any Awards under the Plan which provide for a "deferral of compensation" subject to Section 409A of the Code shall comply with the provisions of Section 409A and the guidance promulgated thereunder, and the Plan and all applicable Awards shall be construed and applied in a manner consistent with this intent. Any deferrals of distributions of Awards permitted under the Plan shall be made in a manner consistent with Section 409A of the Code and the Section 409A Regulations. In addition, notwithstanding any provision of the Plan to the contrary, a Nonqualified Stock Option may not be exercised after the earliest of (a) the latest date on which the Option would have expired by its original terms or (b) the 10th anniversary of the Option's Grant Date. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan pursuant to any Award subject to Section 409A of the Code, except as provided by Section 409A of the Code and the guidance promulgated thereunder.

13.2          Change of Control. If any amount shall be payable with respect to any Award hereunder as a result of a Change of Control, and such amount is subject to the provisions of Section 409A of the Code, then notwithstanding any other provision of this Plan, a Change of Control will be deemed to have occurred only at such time as the Company has experienced a "change in control" event as such term is defined for purposes of Section 409A of the Code.

13.3          Separation from Service. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s Termination of Service, and such amount is subject to the provisions of Section 409A of the Code, then notwithstanding any other provision of this Plan, a Termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code.

13.4          Timing of Payment to a Specified Employee. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s Termination of Service at such time as the Participant is a “specified employee” and such amount is subject to the provisions of Section 409A of the Code, then notwithstanding any other provision of this Plan, no payment shall be made, except as permitted under Section 409A of the Code, prior to the first day of the seventh (7th) calendar month beginning after the Participant’s separation from Service (or the date of his or her earlier death). The Company may adopt a specified employee policy that will apply to identify the specified employees for all deferred compensation plans subject to Section 409A of the Code; otherwise, specified employees will be identified using the default standards contained in the regulations under Section 409A of the Code.

14.	Legal Construction

14.1          Gender and Number; Accounting Terms. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

14.2          Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.3          Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

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14.4          Compliance with Rule 16b-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

14.5          Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

14.6          Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

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NAVIDEA BIOPHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Mark J. Pykett and Brent L. Larson, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, par value $0.001 per share, of Navidea Biopharmaceuticals, Inc. held of record by the undersigned on June 26, 2012, at the Annual Meeting of Stockholders to be held on August 14, 2012, or any adjournment thereof, with all the power the undersigned would possess if present in person.

1.	To elect as director the nominee named below for a term of three years and until his successor is duly elected and qualified.

NOMINEE:	Gordon A. Troup

☐    FOR the nominee listed above

☐    WITHHOLD AUTHORITY to vote for the nominee listed above

The Board recommends a vote “FOR” the election of the director above.

2.	To approve and amend the Company’s Amended and Restated 2002 Stock Incentive Plan.

☐   FOR               ☐   AGAINST                 ☐   ABSTAIN

The Board recommends a vote “FOR” this proposal.

3.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2012.

☐   FOR              ☐   AGAINST                  ☐   ABSTAIN

The Board recommends a vote “FOR” this proposal.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

(Continued, to be dated and signed, on the other side)

(Continued from the other side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3 AND FOR THE ELECTION OF THE NOMINEE TO THE BOARD OF DIRECTORS (PROPOSAL 1).

The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated July 10, 2012, and a copy of the Company’s 2011 Annual Report to Stockholders.

Date: _______________, 2012

Signature

Signature (if held jointly)

IMPORTANT: Please sign exactly as name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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